SCHEDULE 14A

                            (RULE 14A-101)
                INFORMATION REQUIRED IN PROXY STATEMENT
                       SCHEDULE 14A INFORMATION
      PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (Amendment No.  )

      Filed by the registrant |_|
      Filed by a party other than the registrant |X|

      Check the appropriate box:
      |_|   Preliminary proxy statement   |_|   Confidential, for Use of the
                                                Commission Only (as permitted
                                                by Rule 14a-6(e)(2))
      |X|   Definitive proxy statement
      |_|   Definitive additional materials
      |_|   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

            First Union Real Estate Equity and Mortgage Investments
            -------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

                             Gotham Partners, L.P.
            -------------------------------------------------------
                    (Name of Person Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

      |X|   No fee required.
      |_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
            and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transactions applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      (4)   Proposed maximum aggregate value of transaction:

      |_|   Fee paid previously with preliminary materials.
      |_|   Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid:

      (2)   Form, schedule or registration statement no.:

      (3)   Filing party:

      (4)   Date filed:

               1998 ANNUAL MEETING OF THE BENEFICIARIES
                                  OF
                    FIRST UNION REAL ESTATE EQUITY
                       AND MORTGAGE INVESTMENTS
                   ---------------------------------

                            PROXY STATEMENT
                                  OF
                         GOTHAM PARTNERS, L.P.

                   ---------------------------------

This Proxy Statement and the accompanying WHITE proxy card are furnished by Gotham Partners, L.P., a New York limited partnership ("Gotham"), in connection with the solicitation by Gotham of proxies from the holders of shares of Beneficial Interest, par value $1.00 per share (the "Shares"), of First Union Real Estate Equity and Mortgage Investments, an Ohio business trust (the "Company"), to vote at the 1998 Annual Meeting of Beneficiaries of the Company, including any adjournments or postponements thereof and any special meeting of Beneficiaries called in lieu thereof (the "Annual Meeting"), to take the following actions: (i) to elect William A. Ackman, David P. Berkowitz and James A. Williams to the three existing seats on Class II of the Board of Trustees of the Company (the "Board") which will be open for election at the Annual Meeting; (ii) to approve a Beneficiary proposal to increase the size of the Board from nine members to fifteen members, with two new seats in each of the three classes on the Board, and to hold an election for the six newly created seats (the "Gotham Proposal"); (iii) in the event that the Beneficiaries of the Company adopt the Gotham Proposal, to elect Daniel Shuchman and Steven S. Snider to the new Class I seats on the Board, Mary Ann Tighe and Stephen J. Garchik to the new Class II seats on the Board, and David S. Klafter and Daniel J. Altobello to the new Class III seats on the Board (each of such nominees together with the nominees referred to in clause (i) above and Gotham's alternate nominee being hereinafter referred to as a "Gotham Nominee" and collectively as the "Gotham Nominees"); and (iv) to vote against the Company's Proposal to fix the number of Trustees at twelve with one additional vacancy to be added to each existing class of Trustees (the "Current Board's Proposal"). The principal executive offices of the Company are located at 55 Public Square, Suite 1900, Cleveland, Ohio 44113-1937. This Proxy Statement and the WHITE proxy card are first being furnished to the Company's Beneficiaries on or about March 12, 1998.

     GOTHAM RECOMMENDS THAT YOU VOTE IN FAVOR OF THE GOTHAM NOMINEES AND THE GOTHAM PROPOSAL AND AGAINST THE CURRENT BOARD'S PROPOSAL.

     The adoption of the Gotham Proposal and the election of the Gotham Nominees will result in Gotham obtaining control of the Company's Board of Trustees. Gotham is seeking control because of its disappointment with the Company's fundamental business performance as measured on a per-share basis and Gotham's belief that the Company has not successfully pursued certain alternatives to maximize the value inherent in its stapled-stock structure. These alternatives include
(i) the sale of the Company, (ii) a partnership with a strategic investor, (iii) the acquisition of appropriate operating businesses at economically attractive prices which will take advantage of the Company's stapled-stock structure, and (iv) a change in management. If elected, the Gotham Nominees, subject to their fiduciary duties, will propose changes in the senior management of the Company, although Gotham has not yet identified the members of the new management team, and will explore other alternatives to maximize shareholder value, including an outright sale of the Company, a partnership with a strategic investor and/or the acquisition of real estate-intensive operating businesses, in a manner that would preserve and maximize the value of the Company's stapled-stock structure.

     The Annual Meeting is scheduled to be held in the Forum Conference Center, located at One Cleveland Center, Cleveland, Ohio, on Tuesday, April 14, 1998, at 10:00 A.M., Eastern Daylight Time. The Company has set February 13, 1998 as the record date for determining the Beneficiaries entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Only Beneficiaries of record of Shares on the Record Date will be entitled to vote at the Annual Meeting for each Share. Gotham and Gotham Partners II, L.P. ("Gotham II"), an affiliate of Gotham, beneficially own an aggregate of 2,632,400 Shares (including 100 Shares held of record by Gotham and the remainder held in "street name"), which collectively represent approximately 8.34% of the Shares outstanding (based on information publicly disclosed by the Company). Gotham and Gotham II intend to cause all of such Shares to be voted FOR the adoption of the Gotham Proposal and the election of the Gotham Nominees and AGAINST the adoption of the Current Board's Proposal.

     BY SIGNING, DATING AND MAILING THE ENCLOSED WHITE PROXY CARD YOU WILL REVOKE ANY PREVIOUSLY DATED PROXY. ONLY YOUR LATEST-DATED PROXY WILL COUNT AT THE MEETING.

     THIS SOLICITATION IS BEING MADE BY GOTHAM AND NOT ON BEHALF OF THE BOARD OF TRUSTEES OF THE COMPANY.

     YOUR VOTE IS EXTREMELY IMPORTANT. If you do not submit a proxy card or vote in person at the Annual Meeting, your Shares will not be voted on the

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
Gotham Proposal, the Gotham Nominees or the Current Board's Proposal. If you agree with Gotham's efforts, we ask for your support by immediately signing, dating and mailing the enclosed WHITE proxy card.

     SHARES IN YOUR NAME. No matter how many Shares you own, vote "FOR" the Gotham Proposal and the Gotham Nominees and "AGAINST" the Current Board's Proposal by signing, dating and mailing the enclosed WHITE proxy card. Sign the WHITE proxy card exactly as your name appears on the share certificate regarding your Shares.


     SHARES IN YOUR BROKER'S OR BANK'S NAME. If you own Shares in the name of a brokerage firm, bank or other nominee, your broker, bank or other nominee cannot vote your Shares for the Gotham Proposal and the Gotham Nominees and against the Current Board's Proposal unless it receives your specific instructions. Please sign, date and mail as soon as possible the enclosed WHITE proxy card in the envelope that has been provided by your broker, bank or other nominee to be sure that your Shares are voted, or contact the person responsible for your account and instruct that person to execute a WHITE proxy card on your behalf.

     QUESTIONS AND ASSISTANCE. If you have not received a WHITE proxy card or have any questions or need assistance in voting, please call:

                      Beacon Hill Partners, Inc.
                            90 Broad Street
                       New York, New York 10004
                    (212) 843-8500 (CALL COLLECT)
                                  or
                    CALL TOLL-FREE (800) 253-3814

     PLEASE REMEMBER TO DATE YOUR PROXY CARD, AS ONLY YOUR LATEST DATED PROXY WILL COUNT AT THE ANNUAL MEETING. IF YOU HAVE ANY DOUBTS AS TO WHETHER YOUR PROXY WILL BE RECEIVED IN TIME TO BE CAST AT THE ANNUAL MEETING, PLEASE CALL BEACON HILL PARTNERS, INC. PROMPTLY.

                          THE GOTHAM PROPOSAL

     Gotham sets forth the following proposal to be considered by the Beneficiaries of the Company at the Annual Meeting:

     Resolved, in accordance with Article VIII, Section 8.1 of the Company's Declaration of Trust, as amended (the "Declaration of Trust"),

          (i) that the number of Trustees constituting the full Board of Trustees of the Company shall be determined at the Annual Meeting to be fixed at fifteen (an increase of six members); and

          (ii) that two of the newly-created seats of the Board of Trustees of the Company be assigned to each of Class I, Class II and Class III; and

          (iii) that, at the Annual Meeting, in addition to electing the three Trustees to fill the seats of the three Trustees in Class II whose terms are expiring, the Beneficiaries of the Company shall also elect six Trustees (two Trustees to each of Class I, Class II and Class III) to serve in the newly-created seats established in paragraph (ii) above.

     YOU ARE URGED TO VOTE FOR THE GOTHAM PROPOSAL ON THE ENCLOSED WHITE PROXY CARD.


                ELECTION OF GOTHAM NOMINEES AS TRUSTEES

     Gotham is proposing that the Beneficiaries of the Company elect the Gotham Nominees to the Board at the Annual Meeting. Currently, the Board of Trustees is composed of nine Trustees and is divided into equal classes known as Class I, Class II and Class III whose terms expire in 2000, 1998 and 1999, respectively. It is proposed that William A. Ackman, David P. Berkowitz and James A. Williams be elected to succeed the current Class II Trustees on the Board (or any Trustee named to fill any vacancy created by the death, retirement, resignation or removal of any of such Class II Trustees) at the Annual Meeting. In the event that the Beneficiaries of the Company adopt the Gotham Proposal, it is proposed that Daniel Shuchman and Steven S. Snider be elected to the two Class I seats on the Board created as a result of the adoption of the Gotham Proposal, Mary Ann Tighe and Stephen J. Garchik be elected to the two Class II seats on the Board created as a result of the adoption of the Gotham Proposal, and David
S. Klafter and Daniel J. Altobello be elected to the two Class III seats on the Board created as a result of the adoption of the Gotham Proposal. Richard A. Mandel will be nominated for election to the Board in the event that any one of the aforementioned candidates is unable for any reason to be elected and to serve as a Trustee.

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
     The following table sets forth the name, age and present principal occupation, business address and business experience for the past five years, and certain other information, with respect to each of the Gotham Nominees. This information has been furnished to Gotham by the respective Gotham Nominees. Each of the Gotham Nominees has consented to serve as a Trustee and, if elected, would hold office until the expiration of the term of the Class of Trustees to which such nominee is elected and until his or her successor has been elected and qualified or until earlier death, retirement, resignation or removal.



                                            PRINCIPAL OCCUPATION OR
          NAME, AGE AND                        EMPLOYMENT DURING
        BUSINESS ADDRESS                      THE LAST FIVE YEARS
        ----------------                      -------------------

William A. Ackman (31)...............   Through  a  company  he  owns,  Mr.
Gotham Partners Management Co. LLC      Ackman is  a co-investment  manager
110 East 42nd Street, 18th Floor        of  Gotham  and  Gotham  II.  Since
New York, New York 10017                January  1,  1993,  Mr. Ackman  has
                                        been the Vice President,  Secretary
                                        and  Treasurer  of GPLP  Management
                                        Corp.,   the  Managing   Member  of
                                        Gotham Partners Management Co. LLC,
                                        an investment  management firm (and
                                        the   General    Partner   of   its
                                        predecessor entity). Mr. Ackman has
                                        been  employed  by Gotham  Partners
                                        Management    Co.   LLC   and   its
                                        predecessor entity since January 1,
                                        1993.  Mr.  Ackman  was  a  general
                                        partner  of  Section  H   Partners,
                                        L.P.,  the  General  Partner of the
                                        Gotham  Partners,  L.P.  and Gotham
                                        Partners II, L.P. investment funds,
                                        from   January   1,  1993   through
                                        September 1993. Mr. Ackman has been
                                        the   President,    Secretary   and
                                        Treasurer of Karenina  Corporation,
                                        a  general  partner  of  Section  H
                                        Partners,  L.P. since October 1993.
                                        Mr.  Ackman is also a member of the
                                        Executive  Committee of Gotham Golf
                                        Partners,  L.P.  (described below).
                                        Mr.   Ackman  holds  an  A.B.  from
                                        Harvard College and an M.B.A.  from
                                        Harvard Business School. Mr. Ackman
                                        is  a  member   of  the   Board  of
                                        Directors    of    the    Jerusalem
                                        Foundation   and  Chairman  of  its
                                        Investment  Committee.  He is  also
                                        the Chairman of Crimson  Impact,  a
                                        community service organization.

Daniel J. Altobello (57).............   Mr. Altobello has been the Chairman
ONEX Food Services, Inc.                of the Board of ONEX Food Services,
6550 Rock Spring Drive                  Inc., an airline catering  company,
Bethesda, Maryland 20817                since September 1995. Mr. Altobello
                                        has  been  a  partner   in  Ariston
                                        Investment  Partners,  a consulting
                                        firm,  since  September  1995.  Mr.
                                        Altobello    was   the    Chairman,
                                        President   and   Chief   Executive
                                        Officer of  Caterair  International
                                        Corporation,  an  airline  catering
                                        company, from January 1, 1993 until
                                        September 1995. Mr. Altobello

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
                                        is  a  member  of  the   Boards  of
                                        Directors  of  American  Management
                                        Systems,   Inc.,   Colorado   Prime
                                        Corporation  and  Blue  Cross  Blue
                                        Shield of Maryland.  Mr.  Altobello
                                        holds   a  B.A.   from   Georgetown
                                        University   and  an  M.B.A.   from
                                        Loyola College in Maryland.


David P. Berkowitz (36)..............   Through  a  company  he  owns,  Mr.
Gotham Partners Management Co. LLC      Berkowitz   is   a    co-investment
110 East 42nd Street, 18th Floor        manager of  Gotham  and  Gotham II.
New York, New York 10017                Since    January   1,   1993,   Mr.
                                        Berkowitz has been the President of
                                        GPLP Management Corp., the Managing
                                        Member    of    Gotham     Partners
                                        Management  Co. LLC, an  investment
                                        management  firm  (and the  General
                                        Partner of its predecessor entity).
                                        Mr.  Berkowitz has been employed by
                                        Gotham Partners  Management Co. LLC
                                        and its  predecessor  entity  since
                                        January 1, 1993. Mr.  Berkowitz was
                                        a  general  partner  of  Section  H
                                        Partners, L.P., the General Partner
                                        of Gotham Partners, L.P. and Gotham
                                        Partners II, L.P. investment funds,
                                        from January 1993 through September
                                        1993.  Mr.  Berkowitz  has been the
                                        President,  Secretary and Treasurer
                                        of  DPB   Corporation,   a  general
                                        partner of Section H Partners, L.P.
                                        since October 1993.  Mr.  Berkowitz
                                        is also a member  of the  Executive
                                        Committee of Gotham Golf  Partners,
                                        L.P.    (described    below).   Mr.
                                        Berkowitz  holds a B.S. and an M.S.
                                        from the Massachusetts Institute of
                                        Technology   and  an  M.B.A.   from
                                        Harvard   Business   School.    Mr.
                                        Berkowitz  is a member of the Board
                                        of  Directors  and  serves  on  the
                                        Executive  Committee  of the Jewish
                                        Community House of Bensonhurst.


Stephen J. Garchik (43)..............   Since  January 1, 1993, Mr. Garchik
The Evans Company                       has been the President of The Evans
8251 Greensboro Drive, Suite 850        Company,  a  commercial real estate
McLean, Virginia 22102                  development  and  management  firm.
                                        Since July 1996,  Mr.  Garchik  has
                                        been the  Chairman  of Gotham  Golf
                                        Partners,  L.P.,  a community  golf
                                        course  ownership,   operation  and
                                        development   enterprise  in  which
                                        Gotham     has    a     substantial
                                        investment.  Mr.  Garchik  holds  a
                                        B.S.   and  an   M.B.A.   from  the
                                        University of Pennsylvania.


David S. Klafter (43)................   Mr.  Klafter   has   been   an  in-
Gotham Partners Management Co. LLC      house counsel and a  member of  the
110 East 42nd Street, 18th Floor        investment team  of Gotham Partners
New York, New York 10017                Management  Co. LLC, an  investment
                                        management  firm, since April 1996.
                                        Mr.  Klafter was counsel at White &
                                        Case,  a law firm,  from January 1,
                                        1993  until  December  1993,  and a
                                        partner   at  White  &  Case   from
                                        January 1994 until April 1996.  Mr.
                                        Klafter's   law   practice  was  in
                                        general commercial litigation, with
                                        an emphasis on  real-estate related

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
                                        matters, including leases, mortgages
                                        and   loan  work-outs.  Mr.  Klafter
                                        holds   a   B.A.  from  Northwestern
                                        University and a J.D. from  New York
                                        University School of Law. He  serves
                                        on  the Visiting  Committee  of  the
                                        College of  Arts  and  Sciences  of
                                        Northwestern University.


Richard A. Mandel (35)...............   Mr. Mandel has been  the  President
Alternate Nominee                       of   the   Brokerage   Division  of
Kennedy-Wilson International            Kennedy-Wilson   International,   a
1270 Avenue of the Americas             real    estate    brokerage     and
Suite 1818                              investment  firm,  since   December
New York, New York 10020                1996.   From   October   1993 until
                                        December  1996,  Mr.  Mandel  was a
                                        Managing  Director in charge of the
                                        Asian Operations of  Kennedy-Wilson
                                        International. From January 1, 1993
                                        until   October   1993,  he  was  a
                                        Director of Jones Lang  Wootton,  a
                                        real  estate  brokerage  firm.  Mr.
                                        Mandel  is a member of the Board of
                                        Directors     of     Kennedy-Wilson
                                        International.  Mr.  Mandel holds a
                                        B.A. from Washington  University in
                                        St.   Louis  and  an  M.B.A.   from
                                        Northwestern  University's  Kellogg
                                        Graduate School of Management.

Daniel Shuchman (32).................   Mr. Shuchman has been  a member  of
Gotham Partners Management Co. LLC      the   investment   team  at  Gotham
110 East 42nd Street, 18th Floor        Partners  Management  Co.  LLC,  an
New York, New York 10017                investment  management firm,  since
                                        October 1994.  Mr.  Shuchman was an
                                        investment  banker at Goldman Sachs
                                        & Co., an investment  banking firm,
                                        from  January 1, 1993 until  August
                                        1994.  Mr.  Shuchman  holds  a B.A.
                                        from     the      University     of
                                        Pennsylvania.

Steven S. Snider (41)................   Since January  1, 1993,  Mr. Snider
Hale and Dorr LLP                       has  been  a senior partner at Hale
1455 Pennsylvania Avenue, N.W.          and Dorr LLP,  a   law   firm.  Mr.
Washington, D.C. 20004                  Snider  holds an A.B. from  Cornell
                                        University  and  a  J.D.  from  the
                                        University of Chicago Law School.

Mary Ann Tighe (49)..................   Since  January  1,  1993, Ms. Tighe
Insignia/ESG                            has  been   an  Executive  Managing
200 Park Avenue                         Director  and  a   member  of   the
New York, New York 10166                Executive   and  Strategic Planning
                                        Committees   of   Insignia/ESG,   a
                                        commercial  real estate  firm.  Ms.
                                        Tighe holds a B.A. from  Georgetown
                                        University  and a  master's  degree
                                        from the  University  of  Maryland.
                                        She is on the Board of Directors of
                                        the New  42nd  Street,  a New  York
                                        City-based community revitalization
                                        organization.

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
James A. Williams (55)...............   Since January 1, 1993, Mr. Williams
Williams, Williams, Ruby & Plunkett PC  has been the President of Williams,
380 N. Woodward Avenue, Suite 380       Williams, Ruby & Plunkett PC, a law
Birmingham, Michigan 48009              firm.  Mr. Williams has  also  been
                                        the  Chairman of Michigan  National
                                        Bank    and    Michigan    National
                                        Corporation  since  November  1995.
                                        Mr.  Williams holds a B.A. from the
                                        University  of Michigan  and a J.D.
                                        from  Wayne  State  University  Law
                                        School. Mr. Williams is Chairman of
                                        the  Henry  Ford  Hospital  in West
                                        Bloomfield,   Michigan.   He  is  a
                                        Trustee of Henry Ford Health System
                                        and    the    Oakland    University
                                        (Michigan)  Foundation and a member
                                        of the  Board of  Governors  of the
                                        Cranbrook School.

     If the Gotham Proposal is adopted and all of the Gotham Nominees are elected to the Board, the Gotham Nominees will constitute a majority of the Board. If the Gotham Nominees are elected to the existing Class II seats on the Board that will be open at the Annual Meeting, but the Gotham Proposal is not adopted by the Beneficiaries of the Company, the Gotham Nominees will not constitute a majority of the Board, but the three Gotham Nominees elected in such case will, in accordance with their fiduciary duties, use their positions on the Board to urge the Board to make certain changes to senior management and to explore other alternatives to maximize shareholder value in a manner that would preserve and maximize the value of the Company's stapled-stock structure.

     The Gotham Nominees will not receive any compensation from Gotham for their services as Trustees of the Company. Gotham has agreed to indemnify all of the Gotham Nominees against any costs, expenses and other liabilities associated with their nomination and the election contest. Each of the Gotham Nominees has consented to being a nominee of Gotham for election as a Trustee of the Company and to serve as a Trustee if so elected.

     According to the Company's public filings, if elected as Trustees of the Company, the Gotham Nominees who are not employees of the Company would receive under the Company's current policies an annual retainer fee of $12,000 and an attendance fee of $1,000 for each meeting of the Board and each committee meeting attended. The Gotham Nominees, if elected, may consider modifying this fee-based compensation structure to an equity-based incentive program.

     In order to further align their interests with those of the Company's Beneficiaries, the Gotham Nominees who are affiliated with Gotham, namely William A. Ackman, David P. Berkowitz, David S. Klafter and Daniel Shuchman, have agreed to waive all fees and any other compensation payable to them by the Company in the course of their service as Trustees.

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
     All Trustees of the Company would be reimbursed by the Company for expenses incurred in connection with their services as Trustees of the Company. The Gotham Nominees, if elected, will be indemnified by the Company for service as a Trustee of the Company to the extent indemnification is provided to Trustees of the Company under the Declaration of Trust of the Company and the By-Laws of the Company, as amended (the "By-Laws").

     The beneficial ownership of Shares by the Gotham Nominees and certain additional information concerning the Gotham Nominees and other participants in this solicitation is set forth on Schedule I of this Proxy Statement.

     Gotham does not expect that any of the Gotham Nominees will be unable to stand for election, but, in the event that any one of the Gotham Nominees is unable to stand for election, the Shares represented by the enclosed WHITE proxy card will be voted for Richard
A. Mandel instead of such Gotham Nominee. In addition, Gotham reserves the right to nominate substitute or additional persons if the Company makes or announces any changes to its By-Laws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any or all of the Gotham Nominees. The Company has contested Gotham's nomination of the Gotham Nominees and its making of the Gotham Proposal and is seeking to prevent and nullify such nominations and proposal. See "Certain Litigation." In any such case, Shares represented by the enclosed WHITE proxy card will be voted for all such substitute or additional nominees selected by Gotham.

     In accordance with applicable regulations of the Securities and Exchange Commission (the "Commission" or "SEC"), the WHITE proxy card affords each Beneficiary the opportunity to designate the names of any of the Gotham Nominees whom he or she does not desire to elect to the Board. Notwithstanding the foregoing, Gotham urges Beneficiaries to vote for all of the Gotham Nominees on the enclosed WHITE proxy card. The persons named as proxies on the enclosed WHITE proxy card will vote, in their discretion, for each of the Gotham Nominees who is nominated for election and for whom authority has not been withheld.


     YOU ARE URGED TO VOTE FOR THE ELECTION OF THE GOTHAM NOMINEES ON THE ENCLOSED WHITE PROXY CARD.



                     THE CURRENT BOARD'S PROPOSAL

     The Company's amended preliminary proxy statement in connection with the Annual Meeting, filed with the Commission on February 20, 1998 (the "Company's Preliminary Proxy Statement"), proposes that the Beneficiaries of the Company vote in favor of fixing the number of Trustees at twelve, an increase of three seats, with one vacancy added to each of the three existing classes of Trustees. Under the Current Board's Proposal, the Beneficiaries would be denied the right to fill these seats. Instead, the incumbent Trustees would be able to pick whomever they wish to fill the new seats whenever they wish to do so, subject only to the nominees being "qualified" (a term left undefined in the Company's Preliminary Proxy Statement) and, presumably, to the incumbent Trustees' fiduciary duties.

     Gotham is against the Current Board's Proposal because it denies the Beneficiaries the right to choose their Trustees. Gotham believes that the Current Board's Proposal is in contravention of the Declaration of Trust, which provides that the right of Trustees to fill vacancies on the Board of Trustees arises only when a Trustee resigns or is removed or when it is determined subsequent to an election that a newly-elected Trustee is not qualified to serve as a Trustee under the Declaration of Trust, and not in connection with an increase in the size of the Board of Trustees. Gotham believes that the Current Board's Proposal is inconsistent with well-established law which provides that absent an explicit provision in the governing documents to the contrary, shareholders have the right to vote for newly-created seats on a board and these seats are not deemed vacancies. Gotham is currently defending the Beneficiaries' right to choose their Trustees in its litigation with the Company. See "Possible Effect of the Adoption of the Gotham Proposal and the Election of the Gotham Nominees--Certain Provisions of the Declaration of Trust" and "Certain Litigation."

     YOU ARE URGED TO VOTE AGAINST THE CURRENT BOARD'S PROPOSAL ON THE ENCLOSED WHITE PROXY CARD.


                    BACKGROUND OF THE SOLICITATION

     On June 4, 1997, Gotham and Gotham II filed a Schedule 13D with the Commission which reported that it had acquired Shares and options to acquire Shares for investment purposes. The Schedule 13D stated that Gotham and Gotham II generally pursue an investment objective that seeks capital appreciation, and that in pursuing this investment objective, Gotham and Gotham II analyze and evaluate the performance of securities owned by them and the operations, capital structure and markets of companies in which they invest on a continuous basis through analysis of documentation on and discussions with knowledgeable industry and market observers and with representatives of such companies (often at the invitation of management).

     Gotham and Gotham II further reported their belief that in order for the Company to maximize shareholder value by taking advantage of its stapled-stock structure, the Company should execute sizable acquisitions of real estate-intensive operating businesses at attractive prices. In addition, Gotham and Gotham II described their concern that (i) in their  opinion,  existing  management  does  not  have  the  requisite background and experience to implement such a value-maximizing strategy, and (ii) the Company had raised capital in equity offerings that had diluted the holdings of existing stockholders.

     On July 14, 1997, Gotham and Gotham II sent a letter to the Board of Trustees of the Company and the Board of Directors of First Union Management, Inc., the Company's affiliated management company. In summary, the letter raises questions about the Company's strategic plan and states that Gotham and Gotham II have four primary concerns with the Company's management, as follows:

     first, Gotham and Gotham II's belief that management was unaware of the Company's stapled-stock structure until late 1996, as indicated
(i) by the Company's description of its strategic plan on October 23, 1996, on which date the Company stated on page S-3 of its convertible preferred stock prospectus that the Company's "five-year strategic plan" consisted of "renovating the properties, repositioning the asset portfolios through targeted acquisitions and dispositions, and improving the operations of the Company," and made no reference to the use of the Company's stapled-stock structure and (ii) by a review of the Company's standard tag line for its press releases, which began mentioning the Company's stapled-stock structure on or about December 4, 1996;

     second, Gotham and Gotham II's belief that the Company overpaid for its Imperial Parking unit, which belief is based on (i) a comparison of the multiple of approximately 17 times 1996 fiscal year EBITDA paid by the Company for Imperial Parking Ltd. to the multiple paid by Apollo Real Estate and AEW Realty Advisors for Allright Parking in October 1996 of less than 10 times 1996 fiscal year EBITDA and (ii) the fact that a significant portion of Imperial Parking's assets are not REIT-eligible because it owns or leases few of its assets and because it is not based in the United States, which limits the Company's ability to take advantage of its stapled-stock structure;

     third, Gotham and Gotham II's belief that the Company's series of equity offerings beginning in October 1996 diluted existing shareholders through the issuance of additional common stock and preferred stock. This belief arises from the decline in the Company's per share funds from operation of 13% for the third quarter of 1997, and 27% for the fourth quarter of 1997, as compared to the corresponding periods in 1996; and

     fourth, Gotham and Gotham II's belief that management lacks the background and experience to manage an acquisition-intensive operating business because Mr. Mastandrea's background and experience appear to be chiefly in the area of real estate asset management, and because the Company had not made an acquisition of an operating company during the term in office of its current senior management until the Imperial Parking acquisition.

     The letter also described value-maximizing techniques employed by three other stapled-stock REITs (Starwood Lodging Trust, California Jockey Club and Santa Anita Realty), indicated that Gotham and Gotham II would not accept greenmail, and requested a meeting of Gotham representatives with the Trustees and Directors to discuss the matters raised in the letter.

     On July 21, 1997, Mary Ann Jorgenson of Squire, Sanders & Dempsey, L.L.P., outside counsel to the Company, sent a letter to Stephen Fraidin of Fried, Frank, Harris, Shriver & Jacobson, special counsel to Gotham and Gotham II, stating her belief that a reference in the letter sent by Gotham and Gotham II on July 14, 1997 to the effect that Gotham and Gotham II have learned from the example of Warren Buffett to seek investments in great businesses managed by people who they like, trust and admire was inappropriate because of her belief that the use of the word "trust" suggested, by innuendo, that the management of First Union, and specifically Mr. Mastandrea, lacked integrity and honesty.

     On July 23, 1997, Gotham and Gotham II sent the following letter to James C. Mastandrea, the Chairman, President and CEO of the
Company:

     Mr. James C. Mastandrea
     Chairman/President/CEO
     First Union Real Estate
     55 Public Square, Suite 1900
     Cleveland, OH 44113

     Dear Mr. Mastandrea:

     On July 14, we sent a letter to the Trustees of First Union Real Estate and Mortgage Investments and the Directors of First Union Management, Inc. In that letter we asked the Trustees and Directors, as fiduciaries for the company's shareholders, to consider two questions. First, is the company's new strategic plan the most appropriate plan to ensure long-term maximization of shareholder value? Second, is the current management team capable of identifying, executing, and integrating the acquisitions necessary to maximize the value of the company's unusual corporate structure?

     We offered what we believe to be reasoned arguments for questioning the logic of the company's recently revised strategic plan and current management's ability to implement it. In the subsequent week, we have received no substantive response to our letter.

     We are truly interested in being long-term shareholders of First Union and enjoying the benefit of the company's unusual corporate structure over a multi-year period. We have absolutely no interest in any arrangement through which we receive short-term benefit at the expense of other shareholders. Further, we have several specific proposals which we believe will manifest our long-term commitment to First Union.

     We would appreciate the opportunity to meet with the Trustees of First Union Real Estate and Mortgage Investments and the Directors of First Union Management, Inc. to discuss our original concerns and our proposals for the future. We will make ourselves available at your convenience in Cleveland, New York, or any other mutually agreeable location. We look forward to your response.

     Very truly yours,

     Gotham Partners, L.P.
     Gotham Partners II, L.P.

     /s/ William A. Ackman
     ---------------------
     William A. Ackman

     /s/ David P. Berkowitz
     ----------------------
     David P. Berkowitz

     On August 20, 1997, James C. Mastandrea sent the following letter to David P. Berkowitz of Gotham:

     Mr. David P. Berkowitz
     Gotham Partners Management Co. LLC
     110 East 42nd Street, 18th Floor
     New York, NY 10017

     Dear Mr. Berkowitz:

     First Union's Board of Trustees has asked me to respond to your most recent correspondence.

     Your comments about the Trust's strategy and your stated intentions concerning control of the Trust cause the Board to be concerned about the impact your actions could have on First Union's REIT status. Accordingly, in fulfilling its obligations as fiduciaries to all of our shareholders, the Board formally requests certain information about your holdings pursuant to
     Section 11.7 of the Declaration of Trust of First Union and
     Article VI, Section 6(c) of the By-Laws. Specifically, kindly describe in writing the nature of all such actual, "constructive" (as defined under the Internal Revenue Code) and "beneficial" (as defined under Section 13(d) of the Securities Act of 1934) ownership of First Union securities by you, your partner, Mr. Ackman, and by any and all Gotham entities, affiliates and group members. In addition, we are requesting that you provide detailed information about the legal status, structure and ownership of each such entity, affiliate and group member.

     Once we have received and reviewed this written information, we will be in a position to consider the proposals you mention. If you will send your suggestions in writing to my attention, the Board will give them the same consideration it gives all shareholder proposals.

     I look forward to hearing from you.

                                         Sincerely,

                                         /s/ James C. Mastandrea
                                         -----------------------
                                         James C. Mastandrea

     On September 8, 1997, William A. Ackman of Gotham sent the following letter to James C. Mastandrea:

     Mr. James C. Mastandrea
     First Union Real Estate Investments
     55 Public Square Suite 1900
     Cleveland, OH 44113

     Dear Jim:

     We are disappointed that the only substantive response to our letters to you is your request of August 20, 1997 for certain information from us. We assume that your questions about our ownership in First Union relate to the Board's concern about the Trust maintaining its special tax status. We assume that you are acting in good faith by addressing these questions to us, rather than attempting to make it cumbersome for us to work with the Trust in our attempt to increase shareholder value.

     Please be assured that we are well aware of the risks to First Union of a loss of the Company's REIT status or its favorable paired-share structure. In an effort to be responsive, we have addressed your questions below.

     As of the date hereof, Gotham Partners, L.P., a limited partnership, is the actual owner of 877,825 common shares of First Union and constructively owns, within the meaning of Treasury Regulation 1.857-8(c) and Section 544 of the Internal Revenue Code (through ownership of an option), an additional 1,183,150 common shares. In addition, as of the date hereof Gotham Partners II, L.P., a limited partnership, is the actual owner of 9,075 common shares of First Union and constructively owns (as defined above) an additional 16,850 common shares. Neither I nor David Berkowitz, nor any entity under our control, actually, constructively (as defined above) or beneficially owns any other equity interests in First Union.

     We sincerely hope that now that you have received this information you will turn to more fundamental issues, in particular, those raised in our July 14, 1997 letter. As we stated in that letter, we would welcome the opportunity to meet with the Board so that we can discuss our concerns and any proposals we may have in more detail.

     Sincerely,

     /s/ William A. Ackman
     ---------------------
     William A. Ackman

     On October 7, 1997, Mr. Mastandrea sent the following letter to Mr. Berkowitz:

     Mr. David P. Berkowitz
     Gotham Partners Management Co. LLC
     110 East 42nd Street, 18th Floor
     New York, NY 10017

     Dear David:

     We received your letter of September 8, 1997. It is simply not responsive to the Board's demand for information about the structure of your entities and your group. In particular, you are obligated to provide the names of each and every member of Gotham I and II, as well as each and every member of other entities who own First Union stock. Undoubtedly you are aware that you are obligated under the Declaration of Trust to divulge such ownership information.

     Your partial response and your use of 13D amendments as a media campaign look more like market games than real shareholder interest. If you have serious proposals for First Union's future, provide the ownership information we need, and put your proposals in writing.

                                        Sincerely,

                                        /s/ James C. Mastandrea
                                        -----------------------
                                        James C. Mastandrea


     On January 8, 1998, Gotham sent the following letter to Paul F. Levin, Secretary of the Company. The full text of the letter and its exhibits and accompanying documents appear below except for Exhibit C (the "Description of the Proposal" and the "Reasons for the Proposal"), which is summarized.

     Paul F. Levin, Esq.
     Secretary
     First Union Real Estate Equity
     and Mortgage Investments
     55 Public Square, Suite 1900
     Cleveland, Ohio 44113-1937

     Dear Mr. Levin:

          Gotham Partners, L.P. ("Gotham"), a Beneficiary of First Union Real Estate Equity and Mortgage Investments (the
     "Company"), hereby gives notice of the following to the Secretary of the Company pursuant to Article I, Section 7 of the By-Laws of the Company:

          1. Gotham hereby nominates William A. Ackman, David P. Berkowitz and James A. Williams for election as Class II Trustees to the Board of Trustees of the Company at the 1998 Annual Meeting of Beneficiaries of the Company (or any Special Meeting of Beneficiaries held in lieu thereof).

          2. Gotham hereby makes the proposal attached as Exhibit A hereto for consideration by the Beneficiaries at the 1998 Annual Meeting of Beneficiaries of the Company (or any Special Meeting of Beneficiaries held in lieu thereof) (the "Proposal").

          3. Gotham hereby nominates Daniel Shuchman and Steven S. Snider for election to the two Class I seats on the Board of Trustees of the Company created as a result of the adoption of the Proposal; Mary Ann Tighe and Stephen J. Garchik for election to the two Class II on the Board of Trustees of the Company created as a result of the adoption of the Proposal; and David S. Klafter and Daniel J. Altobello for election to the two Class III seats on the Board of Trustees of the Company created as a result of the adoption of the Proposal; such elections to be held immediately following the approval of the Proposal by the Beneficiaries at the 1998 Annual Meeting of Beneficiaries of the Company (or any Special Meeting held in lieu thereof).

          4. Gotham hereby nominates Richard A. Mandel for election to the Board of Trustees of the Company, provided that Mr. Mandel shall stand for election only in the event that any of Gotham's nominees named in paragraphs 1 or 3 above is unable for any reason to serve as a Trustee of the Company.

          Pursuant to Article I, Section 7 of the By-Laws of the Company, the following documentation is included herewith: (i) the information specified in Article I, Section 7(c)(i) of the By-Laws of the Company with respect to each of Gotham's nominees for election to the Board of Trustees, which is attached as Exhibit B hereto; (ii) a brief description of the Proposal and a statement of Gotham's reasons for making the Proposal, which is attached as Exhibit C hereto; (iii) the information required to be provided pursuant to Article I, Sections 7(c)(iii), (iv) and
     (v) of the By-Laws of the Company, which is attached as Exhibit D hereto; (iv) a certification by Gotham that each of Gotham's nominees meets all of the qualifications for Trustees set forth in the Amended Declaration of Trust of the Company; and (v) a certification by Gotham that the Proposal does not conflict with or violate any provision of the Declaration of Trust of the Company.

          If you have any questions concerning this notice or any related legal matters, please contact our counsel, Alexander R. Sussman of Fried, Frank, Harris, Shriver & Jacobson, at (212) 859-8551.

                   Very truly yours,

                   GOTHAM PARTNERS, L.P.

                      By:  Section H Partners, L.P., its general partner

                           By:  DPB Corporation,
                                a general partner of Section H Partners, L.P.


                                By:  /s/ David P. Berkowitz
                                     ----------------------------
                                     David P. Berkowitz
                                     President

                           By:  Karenina Corporation,
                                a general partner of Section H Partners, L.P.


                                By:  /s/ William A. Ackman
                                     ---------------------------
                                     William A. Ackman
                                     President




                               Exhibit A
                               ---------

                               Proposal
                               --------

          Gotham Partners, L.P. ("Gotham Partners"), a Beneficiary of First Union Real Estate Equity and Mortgage Investments ("the Company"), meeting the qualifications set forth in Article I,
     Section 7 of the By-Laws of the Company, sets forth the following proposal to be considered by the Beneficiaries of the Company at the Company's 1998 Annual Meeting of Beneficiaries (or any Special Meeting of Beneficiaries held in lieu thereof):

          Proposed, in accordance with Article VIII, Section 8.1 of the Company's Amended Declaration of Trust, dated July 25, 1986,

          (i) that the number of Trustees constituting the full Board of Trustees of the Company shall be determined at the 1998 Annual Meeting of Beneficiaries of the Company (or any Special Meeting of Beneficiaries held in lieu thereof) to be fixed at fifteen (an increase of six members); and

          (ii) that two of the newly-created seats of the Board of Trustees of the Company be assigned to each of Class I, Class II and Class III; and

          (iii) that, at the 1998 Annual Meeting of Beneficiaries of the Company (or any Special Meeting of Beneficiaries held in lieu thereof), in addition to electing the three Trustees to fill the seats of the three Trustees in Class II whose terms are expiring, the Beneficiaries of the Company shall also elect six Trustees (two Trustees to each of Class I, Class II and Class III) to serve in the newly-created seats established in paragraph (ii) above.



                               Exhibit B
                               ---------

                      Trustee Nominee Information
                      ---------------------------

          The following is the information required to be given by Gotham Partners, L.P. ("Gotham") with respect to its nominees for election to the Board of Trustees of First Union Real Estate Equity and Mortgage Investments (the "Company") pursuant to
     Article I, Section 7(c) of the By-Laws of the Company. All of such nominees have an understanding with Gotham whereby they have agreed to be nominated to the Board of Trustees by Gotham, and to serve on such Board if elected. In addition, Gotham has agreed to indemnify each of the nominees for any liability incurred by such nominee in connection with his or her nomination for election to the Board of Trustees. None of the nominees has held any position or office with the Company or with an entity affiliated with the Company since January 1, 1993.

     William A. Ackman
     -----------------

     Address: 150 Columbus Avenue, Apt. 4D, New York, New York 10023

     Date of Birth: May 11, 1966 (age 31)

     Citizenship: United States

     Business Address: Gotham Partners Management Co. LLC, 110 East 42nd Street, 18th Floor, New York, New York 10017

     Employment History: Since January 1, 1993, Mr. Ackman has been the Vice President, Secretary and Treasurer of GPLP Management

     Corp., the Managing Member of Gotham Partners Management Co. LLC, an investment management firm (and the General Partner of its predecessor entity). Mr. Ackman has been employed by Gotham Partners Management Co. LLC and its predecessor entity since January 1, 1993. Mr. Ackman was a general partner of Section H Partners, L.P., the General Partner of the Gotham Partners, L.P. and Gotham Partners II, L.P. investment funds, from January 1, 1993 through September 1993. Mr. Ackman has been the President, Secretary and Treasurer of Karenina Corporation, a general partner of Section H Partners, L.P. since October 1993.

     Directorships Required to be Reported pursuant to Item 401(e)(2) of Regulation S-K: None.

     Involvement in Legal Proceedings Required to be Reported pursuant to Item 401(f) of Regulation S-K: None.

     Daniel J. Altobello
     -------------------

     Address: 9727 Avenel Farm Drive, Potomac, Maryland 20854

     Date of Birth: February 28, 1941 (age 56)

     Citizenship: United States

     Business Address: ONEX Food Services, Inc., 6550 Rock Spring
     Drive, Bethesda, Maryland 20817

     Employment History: Mr. Altobello has been the Chairman of the Board of ONEX Food Services, Inc., an airline catering company, since September 1995. Mr. Altobello has been a partner in Ariston Investment Partners, a consulting firm, since September 1995. Mr. Altobello was the Chairman, President and Chief Executive Officer of Caterair International Corporation, an airline catering company, from January 1, 1993 until September 1995.

     Directorships Required to be Reported pursuant to Item 401(e)(2) of Regulation S-K: Mr. Altobello is a member of the Boards of Directors of American Management Systems, Inc. and Colorado Prime Corporation.

     Involvement in Legal Proceedings Required to be Reported pursuant to Item 401(f) of Regulation S-K: None.

     David P. Berkowitz
     ------------------

     Address: 2109 Broadway, New York, New York 10023

     Date of Birth: March 10, 1962 (age 35)

     Citizenship: United States

     Business Address: Gotham Partners Management Co. LLC, 110 East 42nd Street, 18th Floor, New York, New York 10017

     Employment History: Since January 1, 1993, Mr. Berkowitz has been the President of GPLP Management Corp., the Managing Member of Gotham Partners Management Co. LLC, an investment management firm (and the General Partner of its predecessor entity). Mr. Berkowitz has been employed by Gotham Partners Management Co. LLC and its predecessor entity since January 1, 1993. Mr. Berkowitz was a general partner of Section H Partners, L.P., the General Partner of Gotham Partners, L.P. and Gotham Partners II, L.P. investment funds, from January 1993 through September 1993. Mr. Berkowitz has been the President, Secretary and Treasurer of DBP Corporation, a general partner of Section H Partners, L.P. since October 1993.

     Directorships Required to be Reported pursuant to Item 401(e)(2) of Regulation S-K: None.

     Involvement in Legal Proceedings Required to be Reported pursuant to Item 401(f) of Regulation S-K: None.

     Stephen J. Garchik
     ------------------

     Address: 9605 Sotweed Drive, Potomac, Maryland 20854

     Date of Birth: March 12, 1954 (age 43)

     Citizenship: United States

     Business Address: The Evans Company, 8251 Greensboro Drive, Suite 850, McLean, Virginia 22102

     Employment History: Since January 1, 1993, Mr. Garchik has been the President of The Evans Company, a commercial real estate development and management firm. Mr. Garchik has been the Chairman of Florida Golf Partners, L.P., a golf course ownership, operation and development enterprise, since July 1996.

     Directorships Required to be Reported pursuant to Item 401(e)(2) of Regulation S-K: None.

     Involvement in Legal Proceedings Required to be Reported pursuant to Item 401(f) of Regulation S-K: None.

     David S. Klafter
     ----------------

     Address: 119 Waverly Place, Apt. 3, New York, New York 10011

     Date of Birth: February 24, 1955 (age 42)

     Citizenship: United States

     Business Address: Gotham Partners Management Co. LLC, 110 East 42nd Street, 18th Floor, New York, New York 10017

     Employment History: Mr. Klafter has been an in-house counsel and investment analyst at Gotham Partners Management Co. LLC, an investment management firm, since April 1996. Mr. Klafter was counsel at White & Case, a law firm, from January 1, 1993 until December 1993, and a partner at White & Case from January 1994 until April 1996.

     Directorships Required to be Reported pursuant to Item 401(e)(2) of Regulation S-K: None.

     Involvement in Legal Proceedings Required to be Reported pursuant to Item 401(f) of Regulation S-K: None.

     Richard A. Mandel
     -----------------

     Address: 28 Hilltop Road, Short Hills, New Jersey 07078

     Date of Birth: September 1, 1962 (age 35)

     Citizenship: United States

     Business Address: Kennedy-Wilson International, 1270 Avenue of the Americas, Suite 1818, New York, New York 10020

     Employment History: Mr. Mandel has been the President of the Brokerage Division of Kennedy-Wilson International, a real estate brokerage and investment firm, since December 1996. From October 1993 until December 1996, Mr. Mandel was a Managing Director in charge of the Asian Operations of Kennedy-Wilson International. From January 1, 1993 until October 1993, he was a Director of Jones Lang Wootton, a real estate brokerage firm.

     Directorships Required to be Reported pursuant to Item 401(e)(2) of Regulation S-K: Mr. Mandel is a member of the Board of Directors of Kennedy-Wilson International.

     Involvement in Legal Proceedings Required to be Reported pursuant to Item 401(f) of Regulation S-K: None.

     Daniel Shuchman
     ---------------

     Address: 203 East 72nd Street, Apt. 7D, New York, New York 10021

     Date of Birth: August 4, 1965 (age 32)

     Citizenship: United States

     Business Address: Gotham Partners Management Co. LLC, 110 East 42nd Street, 18th Floor, New York, New York 10017

     Employment History: Mr. Shuchman has been an investment analyst at Gotham Partners Management Co. LLC, an investment management firm, since October 1994. Mr. Shuchman was an investment banker at Goldman Sachs & Co., an investment banking firm, from January 1, 1993 until August 1994.

     Directorships Required to be Reported pursuant to Item 401(e)(2) of Regulation S-K: None.

     Involvement in Legal Proceedings Required to be Reported pursuant to Item 401(f) of Regulation S-K: None.

     Steven S. Snider
     ----------------

     Address: 1624 Foxhall Road, N.W., Washington, D.C. 20007

     Date of Birth: December 31, 1956 (age 41)

     Citizenship: United States

     Business Address: Hale and Dorr LLP, 1455 Pennsylvania Avenue, N.W., Washington, D.C. 20004

     Employment History: Since January 1, 1993, Mr. Snider has been a senior partner at Hale and Dorr LLP, a law firm.

     Directorships Required to be Reported pursuant to Item 401(e)(2) of Regulation S-K: None.

     Involvement in Legal Proceedings Required to be Reported pursuant to Item 401(f) of Regulation S-K: None.

     Mary Ann Tighe
     --------------

     Address: 1320 York Avenue, Apt. 36B, New York, New York 10021

     Date of Birth: August 24, 1948 (age 49)

     Citizenship: United States

     Business Address:  Insignia/ESG,  200 Park Avenue,  New York, New
     York 10166

     Employment History: Since January 1, 1993, Ms. Tighe has been an Executive Managing Director and a member of the Executive and Strategic Planning Committees of Insignia/ESG, a commercial real estate firm.

     Directorships Required to be Reported pursuant to Item 401(e)(2) of Regulation S-K: None.

     Involvement in Legal Proceedings Required to be Reported pursuant to Item 401(f) of Regulation S-K: None.

     James A. Williams
     -----------------

     Address: 3518 Franklin Road, Bloomfield Hills, Michigan 48382

     Date of Birth: March 30, 1942 (age 55)

     Citizenship: United States

     Business Address: Williams, Williams, Ruby & Plunkett PC, 380 N. Woodward Avenue, Suite 380, Birmingham, Michigan 48009

     Employment History: Since January 1, 1993, Mr. Williams has been the President of Williams, Williams, Ruby & Plunkett PC, a law firm. Mr. Williams has also been the Chairman of Michigan
     National Bank and Michigan National Corporation since November
     1995.

     Directorships Required to be Reported pursuant to Item 401(e)(2) of Regulation S-K: None.

     Involvement in Legal Proceedings Required to be Reported pursuant to Item 401(f) of Regulation S-K: None.

                               Exhibit C
                               ---------

          Exhibit C states that the description of the Gotham Proposal is to increase the number of Trustees on the Company's Board of Trustees from its current composition of nine members to fifteen members and to hold an election of Trustees to fill the newly-created positions along with the three seats whose terms are expiring. Exhibit C also reviews in its section on the "Reasons for the Proposal" the correspondence between Gotham and Gotham II and the Company and the performance of the Shares for periods since Mr. Mastandrea became Chairman of the Company, and states that in order to implement steps to maximize shareholder value, Gotham is seeking majority representation on the Board of Trustees at the Annual Meeting.

          Gotham states that upon gaining majority representation on the Company's Board of Trustees and after reviewing relevant information about the business and operations of the Company, it expects that the new board would propose changes in the management of the Company, but that it had not identified new management. In addition, after careful analysis of various factors, in particular the value-maximization strategies of the other paired-share REITs, the new board may cause the Company to change its strategic direction, including, without limitation, identifying a strategic partner or partners, pursuing acquisitions in other real-estate-intensive operating businesses, disposing of non-core assets and/or seeking the sale of the Company in a single transaction or a series of transactions which would preserve and maximize the value of the Company's stapled-stock structure, although Gotham did not have any specific plans regarding any of the foregoing.

                               Exhibit D
                               ---------

                         Proponent Information
                         ---------------------

          The following is the information required to be given pursuant to Article I, Sections 7(c)(iii), (iv) and (v) of the By-Laws of First Union Real Estate Equity and Mortgage
     Investments (the "Company") by a Beneficiary offering a nomination or proposal:

          1. Name and address of the Beneficiary making the proposal or nomination (the "Proponent") as they appear in the share transfer books of the Company: Gotham Partners, L.P., 110 East 42nd Street, New York, New York 10017

          2. Name and address of any other Beneficiary known by the Proponent to be supporting the nomination and proposal: Gotham Partners II, L.P., 110 East 42nd Street, New York, New York 10017

          3. The class and number of shares of Beneficial Interest of the Company ("Shares") owned by the Proponent: Gotham Partners, L.P. owns 1,998,301 Shares and holds an option to acquire 493,150 Shares.

          4. The class and number of Shares owned by any Beneficiaries described in paragraph 2 above: Gotham Partners II, L.P. owns 23,599 Shares and holds an option to acquire 6,850 Shares.

          5. Any financial interest of the Proponent in the Proponent's proposal: Gotham has no interest in the Proposal other than its interest as an owner of Shares and an option to acquire Shares.

                      Certification of Nominees
                      -------------------------

          Pursuant to Article I, Section 7(c) of the By-Laws of First Union Real Estate Equity and Mortgage Investments (the "Company"), the undersigned, Gotham Partners, L.P., a Beneficiary of the Company, hereby certifies that each of its nominees for election to the Board of Trustees of the Company at the 1998 Annual Meeting of Beneficiaries of the Company (or any Special Meeting of Beneficiaries held in lieu thereof), a list of whom is attached hereto as Exhibit A, meets all the qualifications for Trustees set forth in the Declaration of Trust of the Company, including, but not limited to, Section 8.10 thereof.

          IN WITNESS WHEREOF, the undersigned has executed this Certificate on this 8th day of January, 1998.


                         GOTHAM PARTNERS, L.P.

                         By:  Section H Partners, L.P.,
                              its general partner

                              By:  DPB Corporation,
                                   a general partner of Section H Partners, L.P.

                                   By:  /s/ David P. Berkowitz
                                        ----------------------
                                        David P. Berkowitz
                                        President

                              By:  Karenina Corporation,
                                   a general partner of Section H Partners, L.P.


                                   By:  /s/ William A. Ackman
                                        -----------------------
                                        William A. Ackman
                                        President

                               Exhibit A
                               ---------

                               Nominees
                               --------

                           William A. Ackman
                          Daniel J. Altobello
                          David P. Berkowitz
                          Stephen J. Garchik
                           David S. Klafter
                           Richard A. Mandel
                            Daniel Shuchman
                           Steven S. Snider
                            Mary Ann Tighe
                           James A. Williams


                       Certification of Proposal
                       -------------------------

          Pursuant to Article I, Section 7 of the By-Laws of First Union Real Estate Equity and Mortgage Investments (the "Company"), the undersigned, Gotham Partners, L.P., a Beneficiary of the Company, hereby certifies that its proposal to be brought before the 1998 Annual Meeting of Beneficiaries of the Company (or any Special Meeting of Beneficiaries held in lieu thereof), a copy of which is attached as Exhibit A hereto, does not conflict with or violate any provisions of the Declaration of Trust of the Company.

          IN WITNESS WHEREOF, the undersigned has executed this Certificate on this 8th day of January, 1998.

                         GOTHAM PARTNERS, L.P.

                         By:  Section H Partners, L.P.,
                              its general partner

                              By:  DPB Corporation,
                                   a general partner of Section H Partners, L.P.

                                   By:  /s/ David P. Berkowitz
                                        ----------------------
                                        David P. Berkowitz
                                        President

                              By:  Karenina  Corporation,
                                   a general partner of Section H Partners, L.P.

                                   By:  /s/ William A. Ackman
                                        ---------------------
                                        William A. Ackman
                                        President

                               Exhibit A
                               ---------

                               Proposal
                               --------

          Gotham Partners, L.P. ("Gotham Partners"), a Beneficiary of First Union Real Estate Equity and Mortgage Investments ("the Company"), meeting the qualifications set forth in Article I,
     Section 7 of the By-Laws of the Company, sets forth the following proposal to be considered by the Beneficiaries of the Company at the Company's 1998 Annual Meeting of Beneficiaries (or any Special Meeting of Beneficiaries held in lieu thereof):

          Proposed, in accordance with Article VIII, Section 8.1 of the Company's Amended Declaration of Trust, dated July 25, 1986,

          (i) that the number of Trustees constituting the full Board of Trustees of the Company shall be determined at the 1998 Annual Meeting of Beneficiaries of the Company (or any Special Meeting of Beneficiaries held in lieu thereof) to be fixed at fifteen (an increase of six members); and

          (ii) that two of the newly-created seats of the Board of Trustees of the Company be assigned to each of Class I, Class II and Class III; and

          (iii) that, at the 1998 Annual Meeting of Beneficiaries of the Company (or any Special Meeting of Beneficiaries held in lieu thereof), in addition to electing the three Trustees to fill the seats of the three Trustees in Class II whose terms are expiring, the Beneficiaries of the Company shall also elect six Trustees (two Trustees to each of Class I, Class II and Class III) to serve in the newly-created seats established in paragraph (ii) above.

     On January 16, 1998, Mr. Levin sent the following letter to
Gotham:

     Gotham Partners, L.P.
     10 East 42nd Street
     New York, New York 10017
     Attn:  Mr. David P. Berkowitz
            Mr. William A. Ackman

     Gentlemen:


               The Board of Trustees (the "Board") of First Union Real Estate Equity and Mortgage Investments (the "Trust") has received your notice dated January 8, 1998 (the "Notice"), and, pursuant to Article I, Section 7(d) of the By-Laws of the Trust, hereby gives notice to Gotham Partners, L.P. that the Notice does not satisfy the informational requirements of such Section and is therefore deficient. Because Gotham's Notice is deficient, the proposal and nominations contained in such Notice cannot be presented for action at the 1998 Annual Meeting of Beneficiaries of the Trust (the "Annual Meeting"). However, Gotham may provide curative information to the Secretary of the Trust within five
     (5) days from the date hereof.

               As provided in Article I, Section 7(d) of the By-Laws, Gotham's Notice must set forth as to each nomination or proposal
     (i) the name and address of, and the class and number of shares of the Trust's capital shares which are beneficially owned by, any other beneficiaries of the Trust known by Gotham to be supporting such nomination or proposal on the date of the Notice and (ii) any financial interest of any such beneficiaries in such proposal.

               This notice addresses only those deficiencies in the Notice that are capable of being cured. The Trust does not waive any other requirements of the Declaration of Trust or By-Laws of the Trust or any deficiencies that are not curable. The Board reserves the right to omit from consideration at the Annual Meeting any proposal or nomination that has not been properly made.

                                        Sincerely,

                                        /s/ Paul F. Levin
                                        -----------------
                                        Paul F. Levin
                                        Secretary

     On January 16, 1998, the Company issued the following press release:

                   FIRST UNION FILES SUIT AGAINST GOTHAM

     Cleveland, Ohio, January 16, 1998 -- First Union Real Estate
     Investments (NYSE: FUR) today announced that it has filed a lawsuit in the Common Pleas Court of Cuyahoga County, Ohio against two Gotham Partners limited partnerships.

     New York-based Gotham recently filed a notice with the Trust and in a Schedule 13-D that it intends to nominate a slate of three individuals to oppose incumbent Trustees, including its Chairman, James C. Mastandrea, and Herman J. Russell and James M. Delaney, for election to First Union's Board of Trustees at the Trust's 1998 Annual Shareholders' Meeting. Gotham also stated that it intends to propose that the size of the Board be expanded from nine to 15 members, and purports to nominate candidates for those prospective new seats as well. First Union asserts in its complaint that Gotham's proposals violate First Union's Declaration of Trust and its By Laws, and could cause permanent damage to the Trust and its shareholders.

     Mastandrea stated, "We filed this lawsuit to protect the integrity of our Declaration of Trust and minimize any potential damage which may have been created."

     First Union Real Estate Investments is a stapled-stock real estate investment trust (REIT) and its shares are traded on the New York Stock Exchange.

     On January 20, 1998, Gotham sent the following letter to Mr.
Levin:

     Paul F. Levin, Esq.
     Secretary
     First Union Real Estate Equity
       and Mortgage Investments
     55 Public Square, Suite 1900
     Cleveland, Ohio 44113-1937

     Dear Mr. Levin:

          In response to your letter notice to Gotham Partners, L.P., dated January 16, 1998, we note that your purported notice is defective and ineffectual in at least three respects. First, your letter notice states that, "As provided in Article I, Section 7(d) of the By-Laws, Gotham's notice must set forth as to each nomination and proposal" certain information; but Section 7(d) has no such requirement. Second, the Board of Trustees has failed to identify, as required by Article I, Section 7(d) of the By-Laws, the "material respect" in which Gotham Partners, L.P.'s notice of nominations and proposal, dated January 8, 1998 (the "Notice"), allegedly does not satisfy the information requirements of Section 7(c). Third, Gotham Partners, L.P.'s notice did respond to the requirements of Section 7(c) and, therefore, your quoting those requirements in your letter is inadequate to allow Gotham Partners, L.P. to correct any alleged deficiency.

          Notwithstanding the foregoing and without waiving any of our rights, we hereby provide First Union Real Estate Equity and Mortgage Investments ("First Union"), the following information:

          1. Gotham Partners II, L.P., is known by Gotham Partners, L.P. to support its nominations and proposal.

          2. The address of Gotham Partners II, L.P. is 110 East 42nd Street, 18th Floor, New York, New York 10017.

          3. Gotham Partners II, L.P. is the owner of 23,599 shares of Beneficial Interest of the Company, par value $1.00 per share (the "Shares"), and holds an option to acquire 6,850 Shares.

          4. Other than through its ownership of Shares described in item 3, Gotham Partners II, L.P. has no financial interest in the proposal referred to above.

          5. Gotham Partners, L.P. does not have knowledge of any other beneficiary of First Union supporting its nominations or proposal as of the date of the Notice.

          The foregoing is hereby incorporated by reference and made a part of the notice.

          Gotham Partners, L.P. believes that its Notice satisfies the requirements of the Declaration of Trust and By-Laws of First Union, including without limitation the informational requirements of Article I, Section 7(c) of the By-Laws of First Union. If this does not comport with the understanding of First Union, we expect that you will provide immediate notice of that position. If First Union does not comply with the preceding sentence and attempts to omit the proposal or any of the nominations made by Gotham Partners, L.P., from consideration at the 1998 Annual Meeting of the Beneficiaries of First Union (or any special meeting of Beneficiaries of First Union called in lieu thereof), we intend to pursue all of our rights and remedies.

          Please direct all future correspondence relating to this matter to both of our litigation counsel, Alexander R. Sussman at Fried, Frank, Harris, Shriver & Jacobson, One New York Plaza, New York, New York 10004, and David C. Weiner at Hahn, Loeser & Parks LLP, 3300 BP America Building, 200 Public Square, Cleveland, Ohio 44114-2301.

                         Very truly yours,

                         GOTHAM PARTNERS, L.P.

                         By:  Section H Partners, L.P.,
                              its general partner

                              By:  Karenina Corporation,
                                   a general partner of Section H Partners, L.P.

                                   By:  /s/ William A. Ackman
                                        ---------------------
                                        William A. Ackman
                                        President

                              By:  DPB Corporation,
                                   a general partner of Section H Partners, L.P.

                                   By:  /s/ David P. Berkowitz
                                        ----------------------
                                        David P. Berkowitz
                                        President

     On January 20, 1998, Alexander R. Sussman of Fried, Frank, Harris, Shriver & Jacobson, special counsel to Gotham and Gotham II, and David C. Weiner of Hahn, Loeser & Parks LLP, co-counsel, sent a letter to Frances Floriano Goins of Squire, Sanders & Dempsey, L.L.P., counsel to the Company. Mr. Sussman and Mr. Weiner urged the Company to desist from what they believed were entrenchment tactics and harassing litigation in responding to the Gotham Proposal and the Gotham Nominations. The letter continues as follows:

          . . . Gotham I seeks to give First Union Beneficiaries/stock-holders a choice about the company's future management, business direction and value maximization strategy, by allowing stockholders the option to vote for Gotham I's nominations and proposal. At a minimum, it is obviously in the interest of First Union and all of its stockholders to avoid unnecessary and wasteful costs and burdens during the forthcoming proxy contest. We believe the contest should be decided in a businesslike manner, with free stockholder choice, full disclosure, and a vote on the merits of the Trustee candidates and their plans for First Union.

          Any disputes between the parties should be resolved without litigation. If there is to be litigation, however, it should come after the April 14 Annual Meeting and stockholder vote, in order to avoid costly distraction during the proxy contest and premature judicial consideration of issues that may be mooted by the outcome of the contest. Accordingly, we are making the following demands and taking the following actions:

          1. As the first order of business, First Union's purported "notice of deficiency" with respect to Gotham I's notice, dated January 8, 1998 of Gotham I's nominations and proposal pursuant to Article I, Section 7 of First Union's By-Laws ("Gotham I's Notice"), must be resolved immediately. Despite Gotham I's express request on page 2 of Gotham I's Notice that any questions be addressed to Mr. Sussman, the "notice of deficiency" was sent by Paul Levin, First Union's Secretary, in a letter to Gotham I, dated January 16, 1998, and was referenced in a lawsuit filed on that date, without any prior communication to Gotham I or to Mr. Sussman.

          We are enclosing a copy of Gotham I's letter response, dated as of today, to Mr. Levin's unexplained statement that Gotham I's Notice "does not satisfy the informational requirements of [First Union's By-Laws] and is therefore deficient." As Gotham I's letter explains, Mr. Levin's purported notice was defective and ineffectual. Moreover, we believe that Gotham I's Notice was in full compliance with the Trust and By-Laws as well as the informational requirements of Article I, Section 7(c) of the By-Laws. In any case, any information that was not provided was immaterial and any purported deficiency was similarly immaterial and did not require any further response.


          According to Mr. Levin's letter, "Gotham may provide curative information to the Secretary of the Trust within five
     (5) days from the date hereof [January 16, 1998]." Since the cure period ends tomorrow, Wednesday, January 21, 1998, we require that you advise us by 2:00 p.m. today whether the Notice, as amended, is deemed effective and not deficient by First Union. If you cannot so advise me by that time, we ask that you be available this afternoon at 2:00 p.m. to join us in a conference call with the federal court (see Point 3 below), so that we may arrange for a hearing to be held at the Court's convenience tomorrow, Wednesday, January 21, 1998. At such hearing we plan to petition the Court for appropriate relief to protect the Gotham Partnerships from any claim that the informational requirements of First Union's By-Laws have not timely been met.

          2. This morning, the Gotham Partnerships have removed First Union's state court lawsuit to the United States District Court for the Northern District of Ohio, Eastern Division. Enclosed is a copy of the Notice of Removal. There is diversity between the parties and any litigation between First Union and the Gotham Partnerships will be in the context of a proxy contest with proxy violation claims subject to the federal court's exclusive jurisdiction.

          3. Despite our preference that disputes between the parties either be resolved without court intervention or subsequent to the vote at First Union's Annual Meeting, in order to protect the Gotham Partnerships' rights, we have filed counterclaims in the removed federal action. We are herewith serving the Answer and Counterclaim along with our initial discovery requests.

          4. As set forth in our federal counterclaims, First Union's management and Trustees have a fiduciary obligation to act in a manner consistent with the interests of First Union and its stockholders. While we have not named any individual counterclaim defendants, we reserve the Gotham Partnerships' right to do so should any individuals violate their fiduciary duties to the Trust and its stockholders.

          We look forward to hearing from you before 2:00 p.m. today, as requested above.

      Sincerely,

      /s/ Alexander R. Sussman             /s/ David C. Weiner
      ------------------------             -------------------
      Alexander R. Sussman                 David C. Weiner

     On January 20, 1998, Mr. Levin sent the following letter to
Gotham:

     Gotham Partners, L.P.
     110 East 42nd Street, 18th Floor
     New York, New York 10017

     Attn:  Mr. David P. Berkowitz
            Mr. William A. Ackman

     Gentlemen:

          In response to your letter dated January 20, 1998 and its attempt to cure deficiencies in providing information required by
     Article I, Section 7(c) of First Union's By-Laws, the Notice (as defined in your letter) continues to be deficient in not identifying limited partners and other Beneficiaries and beneficial owners who support Gotham's proposal and nominations.

                                        Sincerely,

                                        /s/ Paul F. Levin
                                        -----------------
                                        Paul F. Levin
                                        Secretary

     On January 21, 1998, Gotham sent the following letter to the Secretary of the Company:

     Paul F. Levin, Esq.
     Secretary
     First Union Real Estate Equity
       and Mortgage Investments
     55 Public Square, Suite 1900
     Cleveland, Ohio 44113-1937

     Dear Mr. Levin:

          We are in receipt of your letter of January 20, 1998, in which you contend that the notice of nominations and proposal submitted by Gotham Partners, L.P. ("Gotham"), dated January 8, 1998 (the "Notice"), as supplemented by Gotham's letter, dated January 20, 1998, does not satisfy the informational requirements of Article I, Section 7(c) ("Section 7(c)") of First Union's By-Laws, because it allegedly "continues to be deficient in not identifying limited partners and other Beneficiaries and beneficial owners who support Gotham's proposal and nominations." Gotham continues to believe that your notice of deficiencies is defective and ineffectual and that Gotham's Notice satisfies the requirements of Section 7(c).

          Notwithstanding the foregoing and without waiving any of our rights, to the extent you are making a technical objection to our Notice, we hereby provide First Union the additional information attached hereto as Exhibit A.

          To the extent First Union's position results from its disbelieving our certification that Gotham Partners II, L.P. is the only "other Beneficiar[y] known by such Beneficiary [Gotham] to be supporting [Gotham's] nomination or proposal on the date of such Beneficiary's notice," which is the information required by
     Section 7(c), we would like to reconfirm that, as of the date of the Notice and as of today's date, Gotham has no knowledge of any Beneficiary or beneficial owner of any Shares, other than the Shares beneficially owned by Gotham and Gotham II as set forth on Exhibit A hereto, that is known to be supporting its nominations or proposal.


          We request your confirmation that Gotham has satisfied
     Section 7(c)'s informational requirements.

          If you still contend that our Notice and the additional information we have provided today and yesterday is somehow deficient, we request that you provide immediate notice of that position and additional time to cure.

          If First Union does not confirm that Gotham's Notice complies with Section 7(c), Gotham reserves all of its rights and remedies and will seek appropriate relief, if and when required, in the pending federal court action.

                         Very truly yours,

                         GOTHAM PARTNERS, L.P.

                         By:  Section H Partners, L.P.,
                              its general partner

                              By:  Karenina Corporation,
                                   a general partner of Section H Partners, L.P.

                                   By:  /s/ William A. Ackman
                                        ---------------------
                                        William A. Ackman
                                        President

                              By:  DPB Corporation,
                                   a general partner of Section H Partners, L.P.

                                   By:  /s/ David P. Berkowitz
                                        ----------------------
                                        David P. Berkowitz
                                        President




                               Exhibit A
                               ---------

          We hereby provide First Union Real Estate Equity and Mortgage Investments ("First Union"), the following information, which shall be incorporated and made a part of the notice (the "Notice") of Gotham Partners, L.P. ("Gotham") to First Union relating to its proposal and nominations for consideration at First Union's 1998 Annual Meeting of Beneficiaries (or any special meeting held in lieu thereof):

          Gotham is the record and beneficial owner of 100 shares of Beneficial Interest, par value $1.00, of First Union (the "Shares"), and the beneficial owner of an additional 2,491,351 Shares (including an option to purchase 493,150 Shares). Gotham Partners II, L.P. ("Gotham II") is the beneficial owner of 30,449 Shares (including an option to purchase 6,850 Shares). The option agreements in connection with the options to acquire Shares held by Gotham and Gotham II are attached as exhibits to the Schedule 13D of Gotham and Gotham II, as amended, which is incorporated herein by reference. Cede & Co. is the record owner of the Shares of which Gotham is the beneficial owner and not the record owner, and is the record holder of all of the Shares of which Gotham II is the beneficial holder. The address of Cede & Co. is 55 Water Street, New York, New York 10041-0099. Gotham and Gotham II intend to instruct Cede & Co. to vote such Shares held of record by Cede & Co. in favor of the proposal and nominations presented in the Notice. In addition, we note the following: the general partner of Gotham is Section H Partners, L.P. The general partners of Section H Partners, L.P. are Karenina Corporation and DPB Corporation. William A. Ackman is the President and sole shareholder of Karenina Corporation. David P. Berkowitz is the President and sole shareholder of DPB Corporation. In such indicated capacities, Section H Partners, L.P., Karenina Corporation, DPB Corporation, William A. Ackman and David P. Berkowitz may be deemed to be beneficial owners of the Shares described above as beneficially held by Gotham and Gotham II. All of such entities and persons support the nominations and proposal made by Gotham in the Notice, and the address of each of such entities and persons is care of 110 East 42nd Street, 18th Floor, New York, New York 10017. Other than through their respective interests in the Shares described above, none of such entities or persons has any financial interest in the proposal set forth in the Notice or is a Beneficiary or beneficial owner of any other Shares.

          Except as described herein and in the Notice, Gotham has no knowledge of any Beneficiary or beneficial owner of Shares that was known to be supporting its proposal and nominations as of the date of the Notice or is known to be supporting its proposal and nominations as of today's date.

          In addition, although we do not believe that the By-Laws of First Union require us to disclose the following information to First Union, in response to your letter, dated January 20, 1998, Gotham states that it does not have any knowledge of any limited partner of Gotham or Gotham II who supported Gotham's proposal and nominations on the date of the Notice, or, indeed, who supports such proposal and nominations as of today, other than those limited partners who are also nominees of Gotham. David S. Klafter and Daniel Shuchman are limited partners of Section H Partners, L.P. and of Gotham. Mary Ann Tighe and James A. Williams are limited partners of Gotham. None of such persons are Beneficiaries or beneficial owners of any Shares.

          The Notice and supplements thereto provided by Gotham to First Union assume that the definition of the term "beneficial ownership" is that contained in Rule 13d-3 of the Securities Exchange Act of 1934, as amended. If this is not the case, you should inform us immediately of such other definition used by First Union.

     On January 30, 1998, Gotham sent the following letter and certificate to the Secretary of the Company.

     Paul F. Levin, Esq.
     Secretary
     First Union Real Estate Equity
       and Mortgage Investments
     55 Public Square, Suite 1900
     Cleveland, Ohio 44113-1937

     Dear Mr. Levin:

          Gotham Partners, L.P. ("Gotham") is a holder of record of shares of Beneficial Interest, par value $1.00 per share ("Shares"), of First Union Real Estate Equity and Mortgage Investments (the "Company"), and is entitled to vote its Shares at the 1998 Annual Meeting of Beneficiaries of or any special meeting held in lieu thereof (the "Annual Meeting"). In connection with its proposal and nominations to be presented for consideration at the Annual Meeting, Gotham hereby requests that, pursuant to Rule 14a-7 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company elect to either provide Gotham with a list of all of the record holders of Shares (in such form as is required by Rule 14a-7 and as is set forth below) or to mail Gotham's soliciting materials (including proxy statements, forms of proxy and other soliciting materials to be furnished by Gotham) to the record holders of Shares. The Company is required to notify Gotham of its election within five business days of the date hereof.

          In the event that the Company elects to provide Gotham with a list of the record holders of Shares, Gotham hereby requests, and the Company is required to deliver to Gotham within five business days of the date hereof, (i) a reasonably current list of the names, addresses and security positions of all of the record holders, including banks, brokers and similar entities, holding Shares and other securities of the Company in the same class or classes as holders which have been or are to be solicited on management's behalf; and (ii) the most recent list of names, addresses and security positions of beneficial owners as specified in Rule 14a-13(b) promulgated under the Exchange Act, in the possession of the Company, or which subsequently comes into the possession of the Company. In addition, if the Company makes this election, the Company shall furnish Gotham with updated record holder information on a daily basis or, if not available on a daily basis, at the shortest reasonable interval, through the record date of the Annual Meeting.

          In the event that the Company elects to mail Gotham's soliciting materials, the Company shall mail copies of any proxy statement, form of proxy or other soliciting material furnished by Gotham to all of the record holders of Shares, including banks, brokers or similar entities. The Company is required to mail a sufficient number of copies to the banks, brokers and similar entities for distribution to all beneficial owners of Shares. The Company is further required to mail Gotham's materials with reasonable promptness after tender of the material to be mailed, envelopes or other containers therefor, postage or payment for postage and other reasonable expenses of effecting such mailing.

          Gotham also requests, pursuant to clause (a)(1) of Rule
     14a-7, that the Company provide Gotham with the following information within five business days of the date hereof:

          (i) a statement of the approximate number of record holders and beneficial holders of the Company's securities, separated by type of holder and class, owning Shares or other securities in the same class or classes as holders which have been or are to be solicited on management's behalf; and

          (ii) the estimated cost of mailing a proxy statement, form of proxy or other communication to such holders, including to the extent known or reasonably available, the estimated costs of any bank, broker, and similar person through whom the Company has or intends to solicit beneficial owners in connection with the Annual Meeting.

          Enclosed herewith is the certification of Gotham given pursuant to clause (c)(2) of Rule 14a-7.

                         Very truly yours,

                         GOTHAM PARTNERS, L.P.

                         By:  Section H Partners, L.P.,
                              its general partner

                              By:  Karenina Corporation,
                                   a general partner of Section H Partners, L.P.

                                   By:  /s/ William A. Ackman
                                        ---------------------
                                        William A. Ackman
                                        President

                              By:  DPB Corporation,
                                   a general partner of Section H Partners, L.P.

                                   By:  /s/ David P. Berkowitz
                                        ----------------------
                                        David P. Berkowitz
                                        President

                              Certificate
                              -----------

          The undersigned, Gotham Partners, L.P. ("Gotham"), hereby certifies as follows:

          1. The list of security holders of First Union Real Estate Equity and Mortgage Investments (the "Company") which Gotham has requested from the Company will be used to solicit proxies in connection with its proposal and nominations to be presented for consideration at the 1998 Annual Meeting of Beneficiaries of the Company or any special meeting held in lieu thereof (the "Annual Meeting"), which are set forth in Gotham's Notice to the Secretary of the Company dated January 8, 1998.

          2. Gotham will not use the information contained in such list of security holders for any purpose other than to communicate with or solicit security holders regarding the Annual Meeting.

          3. Gotham will not disclose the information contained in such list of security holders to any person other than an employee or agent of Gotham to the extent necessary to effectuate such communication or solicitation.

                         GOTHAM PARTNERS, L.P.

                         By:  Section H Partners, L.P.,
                              its general partner

                              By:  Karenina Corporation,
                                   a general partner of Section H Partners, L.P.

                                   By:  /s/ William A. Ackman
                                        ---------------------
                                        William A. Ackman
                                        President

                              By:  DPB Corporation,
                                   a general partner of Section H Partners, L.P.

                                   By:  /s/ David P. Berkowitz
                                        ----------------------
                                        David P. Berkowitz
                                        President

     On February 2, 1998, the Secretary of the Company sent the following letter to Gotham and Gotham II:

     Gotham Partners, L.P.
     Gotham Partners II, L.P.
     110 East 42nd Street, 18th Floor
     New York, New York 10017

     Attn: Mr. David P. Berkowitz
           Mr. William A. Ackman

     Gentlemen:

          As you know, the Board of Trustees of First Union Real Estate Equity and Mortgage Investments ("First Union") has determined that securities of First Union claimed to be owned by you constitute "Excess Securities" pursuant to First Union's Declaration of Trust and By-Laws. Despite the fact that the holders of Excess Securities have no right to dividends, you may receive funds representing the dividend declared on December 3, 1997 due to certain agreements between Depository Trust Company and its members and various transfer agents.

          In accordance with the provisions of First Union's By-Laws, you have no right to any such dividend payments for so long as you hold Excess Securities, and you hold such payments as agent for First Union. This result applies to the November payment as well. Any transfer by you of these payments to your limited partners will be at your risk and in violation of the Declaration of Trust.

                                        Sincerely,

                                        /s/ Paul F. Levin
                                        ------------------
                                        Paul F. Levin
                                        Senior Vice President,
                                          General Counsel and Secretary

     On February 3, 1998, the Secretary of the Company sent the following letter to William A. Ackman and David P. Berkowitz:

     William A. Ackman
     David P. Berkowitz
     Gotham Partners, L.P.
     110 East 42nd St., 18th Floor
     New York, NY 10017

     Gentlemen:

     In response to your request that First Union notify Gotham whether First Union will provide Gotham a shareholder list or mail Gotham's soliciting materials, First Union has no plans to do either.

     As you know, First Union's Board of Trustees has determined, pursuant to the Declaration of Trust and By-Laws, that Gotham's shares are "Excess Securities." As provided in Article VI,
     Section 6 of the By-Laws:

               As the equivalent of treasury Securities for such purposes, the Excess Securities shall not be entitled to any voting rights; shall not be considered to be outstanding for quorums or voting purposes; and shall not be entitled to receive interest or any other distribution with respect to the Securities.

     Consequently, under the Declaration of Trust and By-Laws, your Excess Securities are really treasury shares and are outside the coverage of Regulation 14(a)-7.

                                        Very truly yours,

                                        /s/ Paul F. Levin
                                        -----------------
                                        Paul F. Levin

     On February 3, 1998, James C. Mastandrea sent the following letter to William A. Ackman and David P. Berkowitz:

     Mr. William A. Ackman
     Mr. David P. Berkowitz
     Gotham Partners, L.P.
     110 East 42nd Street, 18th Floor
     New York, NY 10017

     Gentlemen:

     As you are aware, the Clinton budget proposal has already had a dramatic impact on paired share REITs and certainly has the potential to alter any plans either of us might have had for First Union. As Chairman, I am concerned that our shareholders have seen the value of their First Union holdings negatively impacted since the beginning of the year. According to newspaper accounts, the publicity generated in connection with last year's takeover battle involving Starwood and ITT contributed to a climate of controversy where negative points of view regarding the paired share provision found their way into the media and now into proposed tax policy.

     Recognizing that some of the extraordinary opportunities available to First Union may be eliminated in the next few months, we have very little time to make investments that will be advantageous by utilizing our structure.

     While I don't intend to comment on the merits of your intended proxy fight, it is obvious that it will be time consuming and costly to both of us and only serve to distract us as the window of opportunity closes. The relevance of a proxy contest and its attendant litigation pales next to our mutual concern about shareholder values.

     I believe that we should meet to determine if our concerns regarding the budget proposal merit our working together in the brief time remaining, and if all of the shareholders' interests might best be addressed by cooperation rather than protracted and costly litigation. I have asked our attorneys to postpone further filings to give us a chance to meet, and look forward to hearing from you tomorrow afternoon, no later than 5:00 p.m. Otherwise, I must assume that our present course is your preference.


     Very truly yours,

     /s/ James C. Mastandrea
     -------------------------------
     James C. Mastandrea
     Chairman and Chief Executive Officer



     On February 5, 1998, Gotham and Gotham II stated in the seventeenth amendment to the Schedule 13D relating to their interest in the Company that the meeting requested by Mr. Mastandrea's February 3, 1998 letter to Messrs. Ackman and Berkowitz took place on February 4, 1998.

                          CERTAIN LITIGATION

     On January 16, 1998, the Company filed a civil action against Gotham and Gotham II in the Court of Common Pleas, Cuyahoga County, Ohio, captioned First Union Real Estate Equity and Mortgage Investments v. Gotham Partners, L.P., et al., Case No. 347063. The Company alleges, among other things, that Gotham has failed to provide information requested of it pursuant to the Company's Declaration of Trust and By-Laws, and that therefore Gotham's Shares should be deemed to be Excess Securities under the Company's By-Laws. Under the Company's By-Laws, Shares that are deemed to be Excess Securities are not entitled to any voting rights, not considered to be outstanding for quorum or voting purposes and are not entitled to receive dividends. The Company claims that because Gotham's Shares were Excess Securities at the time Gotham made the Gotham Proposal and the nomination of the Gotham Nominees, Gotham was not entitled to present them or any other matter for consideration at the Annual Meeting.

     In addition, the Company's complaint alleges that Gotham has failed to comply with certain provisions of the By-Laws, by not disclosing other shareholders who support the Gotham Proposal and the Gotham Nominees and the holdings of those supporters. The Complaint further alleges that Gotham has failed to disclose the Gotham Nominees' purported financial interests in the Gotham Proposal. Specifically, the Complaint alleges that Gotham failed to disclose that one of the Gotham Nominees, Daniel J. Altobello, has a financial interest in the Gotham Proposal because he is an executive of an entity affiliated with certain entities that are parties to a "Put-Call Agreement" with the Company. See "Possible Effects of the
Adoption  of the  Gotham  Proposal  and  the  Election  of the  Gotham

Nominees" and "Schedule I." Paragraph 38 of the Complaint further alleges that the Gotham Nominees are unqualified to serve as Trustees because they own "more than 1% of the securities of, or [are] otherwise affiliated with another [real estate investment trust], or own more than 1% of the securities of, or [are] otherwise affiliated with any real estate company that competes with" the Company for investments.

     Gotham believes that the Company's allegations and claims are without merit, and Gotham intends to vigorously defend against such allegations and claims.

     The complaint seeks, among other things, preliminary and permanent declaratory and injunctive relief to (i) determine that Gotham and Gotham II's Shares be deemed Excess Securities that have no voting rights and may not be considered for quorum or voting purposes;
(ii) declare null and void the Gotham Proposal and the nomination of the Gotham Nominees; and (iii) prohibit Gotham and Gotham II from supporting or soliciting proxies on behalf of the Gotham Proposal or the Gotham Nominees. If the Company obtains a court order granting the declaratory and injunctive relief it is seeking, the Gotham Proposal and Gotham's nominations could not be brought before the Beneficiaries at the Annual Meeting. Gotham believes that the Company is not entitled to any relief.


     On January 20, 1998, Gotham removed the Company's action from the Court of Common Pleas for Cuyahoga County, Ohio, to the United States District Court for the Northern District of Ohio, where it was assigned Case No. 98CV105. On that date, Gotham also filed an answer and asserted counterclaims, which were amended on January 23, 1998, against the Company seeking, among other things, injunctive relief prohibiting the Company from interfering with Gotham's submission of the Gotham Proposal and the nomination of the Gotham Nominees for a vote at the Annual Meeting. The counterclaims allege, among other things, that the Company has violated the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), by: (i) actively soliciting proxies in violation of the filing requirements of the SEC proxy rules; (ii) interfering with Gotham's right as security holder to present nominations and proposals; and (iii) interfering with Gotham's right as a security holder to vote its Shares. The counterclaims also allege that the Company's management and Trustees have violated their fiduciary duty to shareholders by wasting assets and seeking to entrench the position of the Company's current officers and management. Gotham seeks, among other things, court relief that would
(i) enjoin further violations by the Company of the Exchange Act and SEC proxy rules; (ii) declare that the Gotham Proposal and the nomination of the Gotham Nominees may be presented at the Annual Meeting for a vote by the Beneficiaries, and (iii) declare that Gotham is in compliance with the SEC proxy rules and the terms of the Company's Declaration of Trust and By-Laws.

     Also on January 20, 1998, subsequent to Gotham's removal of the Company's action to the United States District Court, the Company filed a motion in state court for an order awarding the preliminary declaratory and injunctive relief it seeks in its Complaint pending a final determination by the state court. The state court scheduled a hearing on the Company's motion for February 10, 1998.

     On January 21, 1998, the Company filed a motion in the United States District Court for an order remanding the litigation to state court. The Company concurrently filed a motion for an expedited hearing on its motion to remand the matter to state court.

     On January 23, 1998, Gotham filed a motion in the federal court for an order granting preliminary injunctive relief on certain of its counterclaims. Gotham also requested that the hearing on the Company's motion to remand and on the Company's and Gotham's preliminary injunction motions be scheduled on or before March 10, 1998.

     On January 30, 1998, Gotham filed a separate civil action against First Union in the United States District Court for the Northern District of Ohio, where it was assigned Case No. 98CV272. Gotham's complaint asserts essentially the same claims as those asserted in its counterclaims against the Company. Gotham filed the new action because a substantial question arose regarding whether the federal court would remand the Company's action to state court. On that date, Gotham also filed a motion in the new action for an order granting preliminary injunctive relief on certain of its claims, and a motion for expedited discovery.

     On February 5, 1998, the Company filed an answer to Gotham's complaint filed January 30, and asserted counterclaims, which were amended on February 10, 1998, against Gotham alleging, among other things, that Gotham has violated state law by maliciously interfering with the Company's business relationships and business opportunities and by making false and misleading statements about the Company. The counterclaims also allege that Gotham has violated the Exchange Act by: (i) making false and misleading statements about material facts in documents filed with the Commission; and (ii) inappropriately using inadequate Schedule 13D filings as unlawful proxy solicitations. The Company's counterclaims seek, among other things, damages based on Gotham's alleged malicious interference and misrepresentation, and preliminary and permanent injunctive relief for Gotham's alleged violations of the Exchange Act.

     Gotham believes that the Company's allegations and claims in its counterclaims are without merit, and Gotham intends to vigorously defend against such allegations and claims.

     On February 11, 1998, the federal court remanded the Company's action to state court, on the grounds that certain trustees of the Company share Ohio citizenship with a limited partner of a limited partnership that is itself a limited partner of Gotham.

     On February 12, 1998, Gotham filed a motion in state court for a stay of the Company's action pending final resolution of the action filed by Gotham in federal court on January 30, 1998.

     On February 17, 1998, the Company filed a motion in Gotham's federal court action for an order dismissing Gotham's complaint. Among the Company's arguments in its motion are that: (i) Gotham does not have standing to assert the Exchange Act claims in its complaint; (ii) abstention principles require the federal court to dismiss Gotham's federal action in deference to the state court action; (iii) Gotham's Exchange Act claims are not ripe for review by the federal court; (iv) three of the counts in Gotham's complaint are premised entirely upon the Company's filing of its state court complaint and do not, as a matter of law, state a claim upon which relief may be granted; (v) Gotham's breach of fiduciary duty claim is an invalid, improperly pled derivative claim; (vi) Gotham's declaratory judgment count is identical to the Company's state court complaint; and (vii) two of Gotham's Exchange Act claims fail to state claims upon which relief can be granted.


     On February 18, 1998, the Company filed a motion in state court for an order dismissing certain of Gotham's counterclaims. The Company asserts in its motion that: (i) Gotham's federal securities law claims should be dismissed by the state court because they are within the exclusive jurisdiction of the federal courts; (ii) Gotham's claim that the Company has violated its Declaration of Trust is premised entirely upon the Company's filing of its state court complaint and does not, as a matter of law, state a claim upon which relief may be granted;
and (iii) Gotham's breach of fiduciary duty claim is an invalid, improperly pled derivative claim.


     Gotham believes that the Company's arguments in its motions to dismiss are without merit.

     The state court convened a hearing on the Company's preliminary injunction motion on March 2, 1998. On March 5, 1998, the state court adjourned the hearing until March 11, 1998.

     On February 19, 1998, and March 6, 1998, the federal court conducted status conferences. A hearing is currently scheduled in federal court for March 11, 1998.

       POSSIBLE EFFECTS OF THE ADOPTION OF THE GOTHAM PROPOSAL
               AND THE ELECTION OF THE GOTHAM NOMINEES

     Based upon the publicly available information concerning the Company, the following would be consequences of the approval of the Gotham Proposal and the election of the Gotham Nominees.

     Mastandrea Employment Agreement. In July 1994, the Company entered into an Employment Agreement with Mr. Mastandrea. The Agreement has an initial three-year term and is extended automatically for additional one-year terms unless one of the parties gives notice of an intention not to renew.

     The agreement with Mr. Mastandrea provides that he will have the titles, and perform the duties, of Chairman of the Board of Trustees, Chairman of the Executive Committee of the Board of Trustees, and President and Chief Executive Officer of the Company. Under the agreement, Mr. Mastandrea receives an annual base salary of not less than $250,000, subject to annual review and adjustment by the Board of Trustees; health and welfare benefits; participation in the Company's 1994 Long Term Incentive Performance Plan; and split-dollar life insurance in the benefit amount of $2,500,000. According to the Company's Preliminary Proxy Statement, Mr. Mastandrea's total salary, bonus and other cash compensation for the Company's 1997 fiscal year was $585,416. In addition, he was awarded 228,390 restricted Shares (valued at $3,471,428 at the date of grant) and options to acquire 225,000 Shares (valued in the "Option Grants in Last Fiscal Year" table of the Company's Preliminary Proxy Statement at $765,421 based on 5% annual appreciation and $1,833,316 based on 10% annual appreciation), and received $13,094 in other compensation. Added together, these amounts equal $4,835,359 or $5,903,254 of compensation for Mr. Mastandrea in 1997, depending on which option appreciation assumption is used.

     The premiums on the split-dollar life insurance were set with the expectation that, if Mr. Mastandrea continues to work for the Company until he attains age 65, the cash surrender value of the policy will be sufficient to fund (1) the return to the Company of all premiums paid by it and (2) paid-up insurance on the life of Mr. Mastandrea in the amount of $2,500,000.

     The employment of Mr. Mastandrea may be terminated at any time. However, if the Company terminates the employment of Mr. Mastandrea without cause (as defined in the Agreement), or if he terminates his employment for good reason (as defined in the Agreement), the Company is required to continue to pay his base salary and bonus and to provide benefits, including pension contributions and vesting of options, for a period of three years, unless he earlier dies or attains age 65. A portion of the Shares of restricted stock previously granted to Mr. Mastandrea would also vest.

     It is expected that Mr. Mastandrea's employment with the Company will be terminated with or without cause by the Company, or with or without good reason by Mr. Mastandrea, if the Gotham Proposal is adopted and the Gotham Nominees are elected. If termination by the Company without cause or termination by Mr. Mastandrea with good reason occurs after a change in control or shift in ownership (which would include the adoption of the Gotham Proposal and the election of the Gotham Nominees), in addition to the provisions described in the preceding paragraph, the base salary, bonus and pension contributions payable to Mr. Mastandrea following termination become due immediately in lump sum, and all grants under the 1994 Long Term Incentive Performance Plan become fully vested.

     In the event a change in ownership or control of the Company occurs within the meaning of Section 280G of the Internal Revenue Code (the "Code"), the aggregate amount payable to Mr. Mastandrea will be limited to the maximum amount that may be deducted for federal income tax purposes without constituting "excess parachute payments" under
Section 280G. In addition, Mr. Mastandrea has agreed to defer the receipt of payments that would otherwise not be deductible due to the $1,000,000 limit under Section 162(m) of the Code.


     Senior Notes. Pursuant to the terms of the Indenture, dated as of September 1, 1993, between the Company and Society National Bank, as Trustee (the "Indenture"), under which the Company's 8 7/8% Senior Notes due 2003 (the "Senior Notes") were issued, upon (i) the "change of control" of the Company (as defined in the Indenture), which would include the approval of the Gotham Proposal and the election of the Gotham Nominees, and (ii) the occurrence of a specified rating decline of the Senior Notes by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's") within ninety days following such a "change of control", the holders of such Senior Notes would have the right to require the Company to repurchase all or any part of such Senior Notes at a price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon. Interest on the Senior Notes at the rate of 8 7/8% per annum is payable semi-annually on April 1 and October 1. If the Senior Notes are rated by either S&P or Moody's as investment grade, the specified decline in rating means a decline in such rating to below investment grade. If the Senior Notes are rated below investment grade by both S&P and Moody's, the specified decline means any decline in such rating by either S&P or Moody's. Gotham believes that the adoption of the Gotham Proposal and the election of the Gotham Nominees will not result in such a specified decline in the ratings of the Senior Notes or the exercise of the right to have the Company repurchase the Senior Notes. If the ratings of the Senior Notes decline and the holders of the Senior Notes exercise this right, Gotham believes that the Company would be able to refinance the Senior Notes without a material adverse effect on the financial position of the Company. The outstanding aggregate principal amount under the Senior Notes is $100,000,000.

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
     Impark Put-Call Agreement. In connection with the acquisition of Imperial Parking Ltd. ("Impark") on April 17, 1997, the Company's affiliated management company acquired approximately 67% of Impark's voting common stock, and Impark's former owners received non-voting common stock of Impark. The holders of the non-voting common stock issued to the former owners of Impark have the right (but not the obligation) to cause the Company to purchase such stock at an escalating price during certain periods following the occurrence of "trigger events" (as defined in such agreement), which would include the adoption of the Gotham Proposal and the election of the Gotham Nominees, or after approximately 30 months have passed following April 17, 1997 (although the Company has the right to extend the closing date of such purchase for six months upon the payment of a fee to such holders). According to the Company's Prospectus Supplement, dated May 28, 1997, to the Company's Prospectus, dated October 7, 1996, in connection with the offering of 5,500,000 Shares, the purchase price payable in respect of such right increases from the aggregate issue price as of April 17, 1997 of approximately $10.6 million at an 8% per annum rate on the outstanding amount for the first six months and compounded by an additional one percentage point per annum each six month period thereafter up to a maximum rate of 17% per annum.

     Impark Credit Agreement. The adoption of the Gotham Proposal and the election of the Gotham Nominees would constitute a "collateralization event" under the Ancillary Agreement, dated April 17, 1997, between BT Bank of Canada ("BT"), Hong Kong Bank of Canada ("HKB") and the Company (the "Impark Ancillary Agreement"). Pursuant to such agreement, upon the occurrence of a "collateralization event", BT and HKB have the right to require the Company to deliver to a trustee United States or Canadian government bonds representing the outstanding amount of borrowings under the Amended and Restated Credit Agreement, dated April 17, 1997, between Impark, 504463 N.B. Inc. and BT. In the event that BT and HKB exercise such right, Gotham believes that Impark would either collateralize or refinance its borrowings and that Impark could refinance such borrowings without a material adverse effect on the financial position of the Company. The total aggregate amount of borrowings that may be outstanding at any time under such Credit Agreement is Canadian $50,000,000.

     Company Credit Agreement. In response to discovery requests made in connection with the litigation between the Company and Gotham, the Company has provided to Gotham an unsigned copy of the Amended and Restated Credit Agreement, dated as of November 1, 1997, among the Company, First Union Management, Inc., the lending institutions named therein, Keybank National Association, as Documentation Agent, Bankers Trust Company, as Syndication Agent, and National City Bank, as Administrative Agent (the "Company Credit Agreement"). The Company Credit Agreement provides that if (i) a collateralization event occurs under the Impark Ancillary Agreement and such event is not waived as provided for therein (see "Impark Credit Agreement" above), and (ii) lenders holding 66 2/3% of the then outstanding loans and unutilized commitments under the Company Credit Agreement (the "Required Lenders") determine in their reasonable judgment that as a result of such a collateralization event, the Company's ability to refinance its obligations under the Company Credit Agreement is materially adversely affected, then the Required Lenders may terminate the Company Credit Agreement and declare all principal and accrued interest thereunder immediately due and payable. Gotham does not believe that the occurrence of a collateralization event under the Impark Ancillary Agreement would materially adversely affect the Company's ability to refinance its obligations under the Company Credit Agreement. The total aggregate amount of borrowings that may be outstanding at any time under the Company Credit Agreement is $125,000,000.


     1994 Option Plan. Under the Company's 1994 Long Term Incentive Performance Plan (the "1994 Plan"), a "change of control" (as defined in the 1994 Plan), which would include the adoption of the Gotham Proposal and the election of the Gotham Nominees, would cause (i) all stock appreciation rights and stock options outstanding under the 1994 Plan to become fully exercisable, (ii) all restrictions and conditions applicable to restricted Share awards under the 1994 Plan to be deemed satisfied, (iii) all cash awards under the 1994 Plan to be deemed to have been fully earned, and (iv) the term of all loans granted under the 1994 Plan to fund the exercise price of awards to be extended for twenty years. According to the Company's Proxy Statement in connection with the 1997 Annual Meeting of Beneficiaries, as of December 31, 1996, options on 494,880 Shares with exercise prices ranging from $6.375 to $7.75 and 427,500 restricted Shares granted under the 1994 Plan were outstanding.


     Change  in  Control   Agreements.   According  to  the  Company's
Preliminary Proxy Statement, the Company has entered into new agreements (each, a "Change in Control Agreement") with five executive officers (James C. Mastandrea, Steven M. Edelman, Paul F. Levin, John
J. Dee and Thomas T. Kmiecek) and certain senior officers and key employees of the Company. Each Change in Control Agreement provides that in the event such executive's or employee's employment with the Company is terminated within two years following a "change in control" of the Company (as defined in the Change in Control Agreement), which would include the adoption of the Gotham Proposal and the election of the Gotham Nominees, either by the officer or employee for "Good Reason" or by the Company "Without Cause" (each as defined in the Change in Control Agreement), such executive or employee will be entitled to receive (i) accrued salary and other benefits earned or accrued, (ii) an amount equal to a multiple of such person's Base Salary and Additional Compensation (each as defined), (iii) cash in lieu of shares receivable upon the exercise of options awarded under the 1994 Plan, and (iv) cash for such unvested portion of such person's interest in any of the Company's pension plans. In addition, if any payment or distribution (including payments under the Change in Control Agreement, any stock option agreement or otherwise) to an officer or employee is determined to be an "excess parachute payment" under the Code, such officer or employee would be entitled to receive an additional payment (net of taxes, including interest and penalties) to compensate such officer or employee for any excise tax imposed by the Code on such payment or distribution. The specified multiple for a person's Base Salary and Additional Compensation referred to above are: two, in the case of the named executive officers and one senior officer; one, in the case of certain other officers; and one-half, in the case of certain key employees.

     In addition to the above-described agreements, the Company indicated that it has agreed to reimburse each officer and employee party to a Change in Control Agreement for certain legal, financial and other professional services.

     Certain  Provisions of the  Declaration  of Trust.  Article VIII,
Section 8.10 of the Company's Declaration of Trust provides that:

     any person who owns, directly or indirectly, more than one percent (1%) of the securities of, or acts as an officer, trustee, director or employee of or consultant for, or is otherwise affiliated with or controlled by, any real estate company (a) that competes with the Trust for investments, (b) that is a major supplier of services to the Trust, or (c) in which the Trust has a significant financial interest, or any person who is an agent of, or is otherwise affiliated with or controlled by any such person, shall not be qualified to serve as a Trustee.

Gotham believes that each of the Gotham Nominees is fully qualified under the Company's Declaration of Trust and By-Laws to serve as a Trustee of the Company, and that none of the restrictions contained in the foregoing provision will prevent any Gotham Nominee from serving as a Trustee if elected. The Company has alleged that the Gotham Nominees are not qualified to serve as Trustees in filings made in connection with its litigation against Gotham, but the Company has not provided any specifics relating to such allegations. Gotham belives that such allegations are without merit and that Gotham will prevail on this issue in the litigation. See "Certain Litigation."


     In addition, Section 8.1 of the Declaration of Trust provides in relevant part that "[t]he number of Trustees shall be not less than three nor more than fifteen, as from time to time determined at annual
 . . . meetings of the Beneficiaries by affirmative vote of the holders of a majority of the shares represented and entitled to vote at such meetings." In its litigation against Gotham and Gotham II, the Company has presented its view that seats created by an increase in the size of the Board would be vacancies, which under Section 8.4 of the Declaration of Trust would be filled by the incumbent Trustees. Gotham believes that the right to elect Trustees at an annual meeting is expressly reserved to the Beneficiaries in Section 8.2 of the Declaration of Trust and that nothing in the Declaration of Trust derogates that right. The structure and order of Sections 8.1 through
8.4 of the  Declaration  of  Trust  indicate  that  the  right  of the
55

Trustees to fill vacancies arises only when a Trustee resigns or is removed (Section 8.3) or when it is determined subsequent to an election that a newly-elected Trustee is not qualified to serve as a Trustee under the Declaration of Trust (Section 8.2), and not in connection with an increase in the size of the Board of Trustees. Gotham believes that this conclusion is consistent with well-established law which provides that absent an explicit provision in the governing documents to the contrary, shareholders have the right to vote for newly-created seats on a board and these seats are not deemed to be vacancies.


     Gotham believes that the Company's view is without merit and that Gotham and Gotham II will prevail on this issue in the litigation. However, if the Company prevails on this issue in the litigation and the Gotham Proposal is adopted, a majority of the incumbent Trustees would be entitled to select the individuals to fill the six newly-created positions on the Board of Trustees. If the Company prevails on this issue in the litigation and the Current Board's Proposal is adopted, a majority of the incumbent Trustees would be entitled to select the individuals to fill the three newly-created positions on the Board of Trustees. See "Certain Litigation."

     Pending Litigation. Gotham believes that if the Gotham Proposal is adopted and each of the Gotham Nominees are elected to the Board of Trustees, the litigation between the Company and Gotham and Gotham II will be terminated. See "Certain Litigation."

     Cost of Proxy Solicitation. Gotham intends to seek reimbursement from the Company for its costs incurred in connection with this proxy solicitation. Such request for reimbursement will not be submitted to a vote of the Company's Beneficiaries.


     Gotham disclaims any responsibility for the accuracy of the information set forth herein relating to the Mastandrea Employment Agreement, the Senior Notes, the Impark Put-Call Agreement, the Impark Credit Agreement, the Impark Ancillary Agreement, the Company Credit Agreement, the 1994 Plan and the Change in Control Agreements. Such information has been extracted from the Company's public filings (except for information regarding the Company Credit Agreement, which has extracted from the unsigned copy of such agreement provided to Gotham by the Company).


   CERTAIN EFFECTS OF THE CLINTON ADMINISTRATION'S BUDGET PROPOSALS

     The Company is one of a small number of REITs with a stapled-stock or paired share structure, which allows it through its stapled management company to acquire and hold operating businesses. The Company's structure (as well as similar structures of certain other REITs) was grandfathered when similar structures for most other

REITs were prohibited under the Deficit Reduction Act of 1984. The Clinton Administration's current proposed Budget of the United States Government for the Fiscal Year 1999, dated February 2, 1998, contains a proposal which would limit the grandfathered status of existing stapled-stock REITs, including the Company. According to the proposal, "for purposes of determining whether any grandfathered entity is a REIT, the stapled entities would be treated as one entity with respect to properties acquired on or after the date of the first committee action and with respect to activities or services relating to such properties (i.e., properties that are acquired after the [date of such first committee action]) that are undertaken or performed by one of the stapled entities on or after such date." If this proposal is passed into law, the Company will not be able to make investments which take advantage of its stapled-stock structure following the date of the first committee action relating to the proposal. In addition, the proposal may make it difficult for the Company to pursue strategic alternatives to maximize the value inherent in its stapled-stock structure. It is unclear at the present time whether this proposal or any other proposal which would serve to limit the advantages to the Company of its stapled-stock structure will be adopted.

            CERTAIN INFORMATION REGARDING THE PARTICIPANTS

     The principal business of Gotham and Gotham II is the buying and selling of securities for investment for its own account. Section H Partners, L.P. is the general partner of Gotham and Gotham II, and Karenina Corporation and DPB Corporation are general partners of Section H Partners, L.P. Gotham Partners Management Co. LLC, a limited liability company affiliated with Gotham and Gotham II, manages the investments of Gotham and Gotham II. The principal business address of each of such entities is care of 110 East 42nd Street, 18th Floor, New York, New York 10017.

     Gotham, Gotham II, Gotham Partners Management Co. LLC, Section H Partners, L.P., Karenina Corporation, DPB Corporation and the Gotham Nominees are sometimes referred to herein as the "Participants" in this solicitation. No employees or other representatives of Gotham or Gotham Partners Management Co. LLC will solicit proxies other than those employees who are Gotham Nominees. The transactions involving Shares over the past two years by the Participants and certain other information with respect to the Participants is set forth on Schedule II of this Proxy Statement.

     Except as set forth in this Proxy Statement (including the Schedules hereto), none of the Participants, or any associate of the foregoing, directly or indirectly owns any securities of the Company or any subsidiary of the Company, beneficially or of record, has the right to acquire beneficial ownership of such securities within 60 days or has purchased or sold such securities within the past two years.

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
                  INFORMATION CONCERNING THE COMPANY

     The Company is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports and other information with the Commission. Reports, proxy statements and other information filed by the Company with the Commission in accordance with the Exchange Act may be inspected and copied at the public reference facilities of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the Commission: 7 World Trade Center, Suite 1300, New York, New York 10048 and Suite 1400, Citicorp Center, 500 West Madison Street, Chicago, Illinois 60661. Copies of such material can be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, such material concerning the Company can be inspected at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005. The Commission also maintains a World Wide Web site (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding registrants, including the Company, that file electronically with the Commission.


                      VOTING AND PROXY PROCEDURES

     The Company has set February 13, 1998 as the Record Date. Only Beneficiaries of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Each Share is entitled to one vote. Beneficiaries who sell Shares before the Record Date (or acquire them without voting rights after the Record Date) may not vote such Shares. Beneficiaries of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such Shares after the Record Date. Based on publicly available information, Gotham believes that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the class constituting the Shares. According to publicly available information, as of February 13, 1998, there were 31,562,450 Shares issued and outstanding.

     Shares represented by properly executed WHITE proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the Gotham Proposal, FOR the election of the Gotham Nominees, AGAINST the Current Board's Proposal and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting.

     Abstentions and broker non-votes will be included in determining the number of Shares present for purposes of determining the presence of a quorum.

     Approval of the Gotham Proposal or the Current Board's Proposal requires the affirmative vote of a majority of Shares represented by person or proxy and entitled to vote at the Annual Meeting. Broker non-votes will not be treated as entitled to vote on the Gotham Proposal or the Current Board's Proposal and, therefore, will have no effect on whether the Gotham Proposal or the Current Board's Proposal is adopted. Abstentions from voting on the Gotham Proposal or the Current Board's Proposal have the same effect as a vote "against" the Gotham Proposal or the Current Board's Proposal, respectively.

     Election of the Gotham Nominees to the seats on the Board of Trustees to which they were nominated requires the affirmative vote of a plurality of the Shares cast for such seats. Abstentions and broker non-votes will have no effect on the election of the Gotham Nominees to the Board of Trustees.

     Beneficiaries of the Company may revoke their proxies at any time prior to its exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Gotham in care of Beacon Hill Partners, Inc. ("Beacon Hill") at the address set forth on the back cover of this Proxy Statement or to the Company at 55 Public Square, Suite 1900, Cleveland, Ohio 44113-1937, or any other address provided by the Company. Although a revocation is effective if delivered to the Company, Gotham requests that either the original or photostatic copies of all revocations be mailed to Gotham in care of Beacon Hill at the address set forth on the back cover of this Proxy Statement or faxed to Beacon Hill at (212) 843-4384 so that Gotham will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding Shares.

     IF YOU WISH TO VOTE FOR THE GOTHAM PROPOSAL, FOR THE ELECTION OF THE GOTHAM NOMINEES TO THE BOARD AND AGAINST THE CURRENT BOARD'S PROPOSAL, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED WHITE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED. GOTHAM RECOMMENDS THAT YOU VOTE "FOR" THE GOTHAM PROPOSAL AND GOTHAM NOMINEES AND "AGAINST" THE CURRENT BOARD'S PROPOSAL.


                        SOLICITATION OF PROXIES

     Solicitation of proxies is being made by and on behalf of Gotham. Proxies will be solicited by mail, advertisement, telephone or facsimile and in person. Solicitations may be made by certain directors, officers and employees of Gotham and its affiliates and associates, none of whom will receive additional compensation for such solicitation.


     Gotham has retained Beacon Hill for solicitation and advisory services in connection with this solicitation, for which Beacon Hill will receive compensation not to exceed $50,000 together with reimbursement for its reasonable out-of-pocket expenses. Gotham has also agreed to indemnify Beacon Hill against certain liabilities and expenses, including under the federal securities law.


     Gotham and Beacon Hill will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Gotham has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. Gotham will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that Beacon Hill will employ approximately 50 persons to solicit the Company's Beneficiaries for the Annual Meeting.


     The cost of the solicitation of proxies is being borne by Gotham. Costs related to the solicitation of proxies include or may include expenditures for attorneys, accountants, financial advisers, proxy solicitors, public relations advisers, printing, advertising, postage, litigation and related expenses and filing fees and are expected to be in the aggregate approximately $2,700,000. Gotham estimates that through the date hereof, its expenses in connection with this solicitation are approximately $1,700,000.


     Gotham intends to seek reimbursement from the Company for its costs incurred in connection with this proxy solicitation. Such request for reimbursement will not be submitted to a vote of the Company's Beneficiaries.


             BENEFICIARY PROPOSALS FOR 1999 ANNUAL MEETING

     Gotham anticipates that the Company proxy statement with respect to the Annual Meeting will indicate that proposals of the Company's Beneficiaries that are intended to be presented by such Beneficiaries at the 1999 Annual Meeting of Beneficiaries of the Company must be received by the Company on or before the date specified therein in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. The inclusion of any proposal will be subject to applicable rules of the Commission.


               OTHER MATTERS AND ADDITIONAL INFORMATION

     Gotham is unaware of any other matters to be considered at the Annual Meeting. Gotham has notified the Company of its intention to bring before the Annual Meeting the Gotham Proposal and its nomination of the Gotham Nominees. Should other proposals be brought before the Annual Meeting, the persons named as proxies on the enclosed WHITE proxy card will vote on such matters in their discretion. Beneficiaries will have no appraisal or similar rights of dissenters with respect to the Gotham Proposal.

     Schedule II of this Proxy Statement sets forth certain information, as made available in public documents, regarding Shares held by the Company's management and Trustees and beneficial owners of more than five percent of the Company. The information concerning the

Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information. To date, Gotham has not had access to the books and records of the Company. Although Gotham does not have any knowledge that would indicate that any statement contained herein based upon such documents and records is untrue, Gotham does not take any responsibility for the accuracy or completeness of the information contained in such documents and records, or for any failure by the Company to disclose events that may affect the significance or accuracy of any such information.

                                         GOTHAM PARTNERS, L.P.


March 11, 1998


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
                              SCHEDULE I

                  SHARES HELD BY GOTHAM AND GOTHAM II

     Gotham is the beneficial owner of an aggregate of 2,601,951 Shares. Gotham II is the beneficial owner of an aggregate of 30,449 Shares. Within the past two years, Gotham and Gotham II have engaged in the following transactions in Shares. Except as otherwise indicated below, the securities acquired or disposed of consisted of Shares and the transactions were effected on the New York Stock Exchange.

I.   Transactions in Shares by Gotham

  TRANSACTION      NUMBER OF SHARES      PRICE PER SHARE
     DATE        ACQUIRED/DISPOSED OF       OR OPTION
  -----------    --------------------    ---------------

   11/13/96            330,240             $10.00360
   11/14/96              9,846              10.06000
   11/14/96            364,702              10.43300
   11/15/96            123,077              10.43300
   11/15/96             20,677              10.44500
   12/19/96           (553,742)             11.00000
   12/19/96            690,000 (1)           3.38000
   12/20/96             98,510              11.36000
   12/23/96             11,525              11.31000
   12/24/96             39,400              11.56000
    1/03/97              2,970              11.47670
    1/24/97            109,970              13.43330
    1/27/97             29,690              13.35110
    1/28/97             65,590              13.41280
    1/29/97           (360,000)             13.49000
    1/29/97              7,300              13.43500
    1/29/97            493,150 (2)           4.31635
    1/30/97           (190,905)             13.39100
    2/03/97              7,595              13.52750
    3/20/97            (49,315)             13.19600
    3/20/97            (29,655)             13.19000
    3/21/97            (37,475)             13.32500
    4/11/97              6,410              13.36730
    4/14/97            157,810              13.90610

    4/25/97             56,500              13.72260
    4/29/97             55,000              13.80000
    4/30/97             30,930              13.79480
    5/01/97             39,700              13.58150
    5/06/97             40,000              13.56000
    5/29/97            127,680              12.79760
    5/30/97             77,585              12.78330
    6/02/97             23,740              13.05000
    6/10/97             98,800              13.31000
    8/01/97             19,300              13.32360
    8/04/97              9,895              13.30000
    8/05/97             49,480              13.42500
    8/06/97              6,430              13.30000
    8/12/97                495              13.42500
    8/13/97             30,575              13.41310
    8/14/97              2,965              13.30000
    8/15/97             24,740              13.27500
    8/18/97             19,790              13.30000
   10/03/97             59,376              13.63330
   10/07/97            173,180              13.55000
   10/08/97             98,960              13.43500
   10/09/97             98,960              13.37250
    1/23/98             10,500              14.92500
    2/04/98            100,000              11.66800

--------------------

(1) Cash settled call option on 690,000 Shares at $8.80 per Share pursuant to a Letter Agreement, dated as of January 24, 1997, by and between Gotham and J.P. Morgan Securities, Inc. ("J.P. Morgan"), as agent for Morgan Guaranty Trust Company of New York ("Morgan Guaranty"), as modified to physical settlement by a Letter Agreement, dated as of June 10, 1997, by and between Gotham and J.P. Morgan, as agent for Morgan Guaranty. The option was exercised by Gotham on December 24, 1997 at an aggregate exercise price of $6,072,000.

(2) Cash settled call option on 493,150 Shares at $10.80 per Share pursuant to an Option Agreement, dated as of January 29, 1997, by and between Gotham and Bankers Trust Company ("Bankers Trust"), as modified to physical settlement by the First Transaction Amendment, dated as of June 4, 1997, by and between Gotham and Bankers Trust. The option was exercised by Gotham on January 21, 1998 at an aggregate exercise price of $5,326,020.

II.  Transactions in Shares by Gotham II

  TRANSACTION      NUMBER OF SHARES      PRICE PER SHARE
     DATE        ACQUIRED/DISPOSED OF       OR OPTION

  -----------    --------------------    ---------------

   11/13/96              5,160             $10.00360
   11/14/96                154              10.06000
   11/14/96              5,698              10.43300
   11/15/96              1,923              10.43300
   11/15/96                323              10.44500
   12/19/96            (13,258)             11.00000
   12/19/96             10,000 (1)           3.38000
   12/20/96              1,490              11.36000
   12/23/96                175              11.31000
   12/24/96                600              11.56000
    1/03/97              4,530              11.47670
    1/17/97               (680)             13.06500
    1/24/97              1,530              13.43330
    1/27/97                410              13.35110
    1/28/97                910              13.41280
    1/29/97             (5,000)             13.49000
    1/29/97                100              13.43500
    1/29/97              6,850 (2)           4.31635
    1/30/97             (2,650)             13.39100
    2/03/97                105              13.52750
    3/20/97               (685)             13.19600
    3/20/97               (410)             13.19000
    3/21/97               (425)             13.32500
    4/11/97                 90              13.36733
    4/14/97              2,190              13.90610
    4/30/97                370              13.79481
    5/29/97              1,520              12.79760
    5/30/97                915              12.78330
    6/02/97              1,260              13.05000

    6/10/97              1,200              13.31000
    8/04/97                105              13.30000
    8/05/97                520              13.42500
    8/06/97                 70              13.30000
    8/12/97                  5              13.42600
    8/13/97                325              13.41310
    8/14/97                 35              13.30000
    8/15/97                260              13.27500
    8/18/97                210              13.30000
   10/03/97                624              13.63330
   10/07/97              1,820              13.55000
   10/08/97              1,040              13.43500
   10/09/97              1,040              13.37250
--------------------

(1) Cash settled call option on 10,000 Shares at $8.80 per Share pursuant to a Letter Agreement, dated as of January 24, 1997, by and between Gotham II and J.P. Morgan, as agent for Morgan Guaranty, as modified to physical settlement by a Letter Agreement dated as of June 10, 1997, by and between Gotham II and J.P. Morgan, as agent for Morgan Guaranty. The option was exercised by Gotham II on December 24, 1997 at an aggregate exercise price of $88,000.

(2) Cash settled call option on 6,850 Shares at $10.80 per Share pursuant to an Option Agreement, dated as of January 29, 1997, by and between Gotham II and Bankers Trust, as modified to physical settlement by the First Transaction Amendment, dated as of June 4, 1997, by and between Gotham II and Bankers Trust. The option was exercised by Gotham II on January 21, 1998 at an aggregate exercise price of $73,980.

III. Transactions in Shares by Other Participants

     Except  as  set  forth  in  this  Proxy  Statement,  none  of the
Participants, nor any associate of the foregoing, directly or indirectly owns any securities of the Company or any subsidiary of the Company, beneficially or of record, has the right to acquire beneficial ownership of such securities within 60 days or has purchased or sold such securities within the past two years.

     William A. Ackman is the President of Karenina Corporation, a general partner of Section H Partners, L.P. David P. Berkowitz is the President of DPB Corporation, a general partner of Section H Partners, L.P., the sole general partner of Gotham and Gotham II. Mr. Ackman, Mr. Berkowitz, Karenina Corporation, DPB Corporation and

Section H Partners, L.P. may be deemed the beneficial owners of Shares owned by Gotham and Gotham II. David S. Klafter and Daniel Shuchman are limited partners of Gotham and Section H Partners, L.P. Mary Ann Tighe and James A. Williams are limited partners of Gotham. As limited partners of such entities, Ms. Tighe, Mr. Williams, Mr. Klafter and Mr. Shuchman have no right to vote or dispose of any Shares held by Gotham, and therefore do not beneficially own any Shares held by Gotham.

         BENEFICIAL OWNERSHIP OF SHARES BY THE GOTHAM NOMINEES

     The following table sets forth the beneficial ownership of Shares as of January 23, 1998 by each of the Gotham Nominees.

                                 Amount of              Approximate
         Name              Beneficial Ownership   Percentage of Class (1)
------------------------   --------------------   -----------------------


William A. Ackman(2)               2,632,400                8.34%
Daniel J. Altobello                   -0-                    -0-
David P. Berkowitz(2)              2,632,400                8.34%
Stephen J. Garchik                    -0-                    -0-
David S. Klafter(3), (4)              -0-                    -0-
Richard A. Mandel                     -0-                    -0-
Daniel Shuchman(3), (4)               -0-                    -0-
Steven B. Snider                      -0-                    -0-
Mary Ann Tighe(4)                     -0-                    -0-
James A. Williams(4)                  -0-                    -0-

--------------------
(1) Based on 31,562,450 Shares outstanding as of February 13, 1998, as listed in the Company's Preliminary Proxy Statement.

(2) Mr. Ackman is the President of Karenina Corporation, a general partner of Section H Partners, L.P. Mr. Berkowitz is the President of DPB Corporation, a general partner of Section H Partners, L.P., the sole general partner of Gotham and Gotham II. Accordingly, Mr. Ackman, Mr. Berkowitz, Karenina Corporation, DPB Corporation and Section H Partners, L.P. may be deemed the beneficial owners of Shares owned by Gotham and Gotham II. For purposes of this table, such ownership is included.

(3) Mr. Klafter and Mr. Shuchman are limited partners of Section H Partners, L.P. As limited partners of Section H Partners, L.P., Mr. Klafter and Mr. Shuchman have no right to vote or dispose of any Shares held by Gotham, and therefore do not beneficially own any Shares held by Gotham.

(4) Mr. Klafter, Mr. Shuchman, Ms. Tighe and Mr. Williams are limited partners of Gotham. As limited partners of Gotham, Ms. Tighe and Mr. Williams have no right to vote or dispose of any Shares held by Gotham, and therefore do not beneficially own any Shares held by Gotham.



           ADDITIONAL INFORMATION REGARDING THE PARTICIPANTS

     To the knowledge of Gotham, except as set forth in this Proxy Statement, none of the Participants has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting, except for the election of Trustees.

     During the past 10 years, none of the Participants has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

     No part of the purchase price of any of the Shares beneficially owned by any of the Participants is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.


     None of the Participants is, or within the past year has been, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, except that (i) Mr. Klafter, Mr. Shuchman, Mr. Williams and Ms. Tighe are limited partners of Gotham; (ii) Mr. Ackman is the President of Karenina Corporation, a general partner of Section H Partners, L.P., the general partner of Gotham and Gotham II; (iii) Mr. Berkowitz is the President of DPB Corporation, a general partner of Section H Partners, L.P.; (iv) Mr. Klafter and Mr. Shuchman are limited partners of Section H Partners, L.P.; (v) Gotham had a cash settled call option on 493,150 Shares pursuant to an Option Agreement, dated as of January 29, 1997, by and between Gotham and Bankers Trust, as modified to physical settlement by the First Transaction Amendment, dated as of June 4, 1997, by and between Gotham and Bankers Trust; (vi) Gotham had a cash settled call option on 690,000 Shares pursuant to a Letter Agreement, dated as of January 24, 1997, by and between Gotham and J.P. Morgan, as agent for Morgan Guaranty, as modified to physical settlement by a Letter Agreement, dated as of June 10, 1997, by and between Gotham and J.P. Morgan, as agent for Morgan Guaranty; (vii) Gotham II had a cash settled call option on 6,850 Shares pursuant to an Option Agreement, dated as of January 29, 1997, by and between Gotham II and Bankers Trust Company, as modified to physical settlement by the First Transaction Amendment, dated as of June 4, 1997, by and between Gotham and Bankers Trust; and (viii) Gotham II had a cash settled call option on 10,000 Shares pursuant to a Letter Agreement, dated as of January 24, 1997, by and between Gotham II and J.P. Morgan, as agent for Morgan Guaranty, as modified to physical settlement by a Letter Agreement, dated as of June 10, 1997, by and between Gotham II and J.P. Morgan, as agent for Morgan Guaranty. Through their indirect interest in Section H Partners, L.P., the general partner of Gotham and Gotham II, Mr. Ackman and Mr. Berkowitz hold a participation interest in the profits generated by the investment of Gotham and Gotham II in such Shares. Gotham Partners Management Co. LLC is entitled to an annual fee equal to 1% of the assets of Gotham and Gotham II as consideration for managing such assets. Messrs. Ackman, Berkowitz, Klafter and Shuchman are employees of, and receive compensation from, Gotham Partners Management Co. LLC, and Messrs. Ackman and Berkowitz each hold 50% of the outstanding equity interests in the managing member of such entity.

     On April 17, 1997, certain entities affiliated with ONEX Corporation sold a controlling interest in Impark to the Company's affiliated management company for $75 million, including the assumption of $26 million of debt. In connection with such sale, certain entities affiliated with ONEX Corporation and the Company entered into an agreement relating to certain securities of Impark retained by such entities. Pursuant to such agreement, such entities have the right to cause the Company to purchase such securities at a specified price upon certain "trigger events", as defined in such agreement, which could include the adoption of the Gotham Proposal and the election of the Gotham Nominees. See "Possible Effects of the Adoption of the Gotham Proposal and the Election of the Gotham Nominees" and "Certain Litigation." Mr. Altobello may have an indirect interest in the outcome of the matters to be acted upon at the Annual Meeting by virtue of his position as Chairman and CEO of ONEX Food Services, Inc., a subsidiary of ONEX Corporation.

     None of the Participants, or any associate thereof, has any arrangement or understanding with any person (A) with respect to any future employment by the Company or its affiliates or (B) with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

     Except as otherwise disclosed in this Proxy Statement, there are no pending legal proceedings in which any of the Gotham Nominees or any of their associates is a party adverse to the Company or any of its affiliates or in which any of the Gotham Nominees or any of their associates has an interest adverse to the Company or any of its affiliates.

     None of the Gotham Nominees holds any position or office with the Company or any parent, subsidiary or affiliate of the Company, and none has ever served as a director of the Company or any parent, subsidiary or affiliate of the Company.

     None of the Gotham Nominees has any family relationship, by blood, marriage or adoption, to any Trustee, executive officer or person nominated or chosen by the Company to become a Trustee or executive officer of the Company. During the last three fiscal years, no compensation was awarded to, earned by, or paid to any of the Gotham Nominees by any person for any services rendered in any capacity to the Company or its subsidiaries. Daniel J. Altobello is the Chairman and CEO of ONEX Food Services, Inc. which is a subsidiary of ONEX Corporation.

                              SCHEDULE II

                 SHARE OWNERSHIP OF CERTAIN BENEFICIAL
                 OWNERS AND MANAGEMENT OF THE COMPANY

     Set forth below is information regarding the Shares owned by certain beneficial owners, Trustees and executive officers of the Company.

     The following table sets forth, according to publicly available information on file with the Commission as of the dates indicated (except information with respect to Gotham and Gotham II), the name and address of each person who is the beneficial owner of more than five percent of the outstanding Shares at such date, the number of Shares owned by each such person, the percentage of the outstanding Shares represented thereby and certain information with respect to such person. Gotham disclaims any responsibility for the following information (except information with respect to Gotham and Gotham II), which has been extracted from public filings.

                                          AMOUNT AND NATURE
            NAME AND ADDRESS              OF BENEFICIAL           PERCENTAGE OF
           OF BENEFICIAL OWNER             OWNERSHIP              CLASS (1)
---------------------------------------   --------------------    -------------


Apollo Real Estate Investment             2,135,987 Shares (2)        6.8%
Fund II, L.P.
Apollo Real Estate Advisors II, L.P.
1301 Avenue of the Americas
New York, New York  10019

Gotham Partners, L.P.                     2,632,400 Shares (3)        8.34
Gotham Partners II, L.P.
110 East 42nd Street, 18th Floor
New York, New York 10017

Franklin Resources, Inc.                  2,900,418 Shares (4)        9.2
777 Mariners Island Blvd.
San Mateo, CA  94404

Charles B. Johnson
777 Mariners Island Blvd.
San Mateo, CA  94404

Rupert H. Johnson
777 Mariners Island Blvd.
San Mateo, CA  94404

Franklin Mutual Advisors, Inc.
51 John F. Kennedy Parkway
Short Hills, NJ  07078

Franklin Mutual Series Fund, Inc.
51 John F. Kennedy Parkway
Short Hills, NJ  07078

Stephen Feinberg                          1,602,327 Shares(5)         5.1
450 Park Avenue, 28th Floor
New York, New York  10022

----------------------------

(1) Based upon 31,562,450 Shares outstanding as of February 13, 1998, as listed in the Company's Preliminary Proxy Statement.

(2) An Amendment No. 4 to Schedule 13D filed with the Commission on February 18, 1998 with respect to Shares reflects that Apollo Real Estate Investment Fund II, L.P. and Apollo Real Estate Advisors II, L.P. beneficially own an aggregate of 2,135,987 Shares. Apollo Real Estate Investment Fund II, L.P. and Apollo Real Estate Advisors II, L.P. are deemed to have shared voting and dispositive power with respect to such Shares.

(3) Gotham beneficially owns 2,601,951 Shares. Gotham II beneficially owns 30,449 Shares. Each of Gotham and Gotham II has sole voting and dispositive power with respect to the Shares beneficially owned by it.

(4) A Schedule 13D filed with the Commission on February 23, 1998 reflects that Franklin Resources, Inc., Franklin Mutual Advisors, Inc. ("FMAI"), Franklin Mutual Series Fund, Inc., Charles B. Johnson and Rupert H. Johnson may be deemed to beneficially own an aggregate of 2,900,418 Shares. FMAI has the sole voting and dispositive power with respect to such Shares.

(5) A Schedule 13D filed with the Commission on February 17, 1998 reflects that Mr. Feinberg has sole voting and dispositive power with respect to 348,000 Shares owned by Cerberus Partners, L.P., 869,931 Shares, consisting of 769,000 Shares and 30,500 Shares of First Union Series A Cumulative Convertible Redeemable Preferred Shares of Beneficial Interest, each of which is immediately convertible into 3.3058 Shares (the "Preferred Shares"), owned by Cerberus International Ltd., and 70,300 Shares owned by Ultra Cerberus Funds, Ltd., and dispositive power with respect to 314,096 Shares owned in the aggregate by certain other private investment funds.


     The table below sets forth, as of February 13, 1998, with respect to Trustees and nominees, certain named executive officers, and as to all Trustees and executive officers as a group, information relating to their beneficial ownership of Shares of the Company, according to the Company's Preliminary Proxy Statement:

                                    AMOUNT AND NATURE
       NAME OF                      OF BENEFICIAL            PERCENTAGE OF
       BENEFICIAL OWNER             OWNERSHIP (1)                CLASS
       ----------------             -----------------        -------------


TRUSTEES AND NOMINEES

   Kenneth K. Chalmers                       8,768               .028%

   William E. Conway                        19,511               .062

   James M. Delaney                          2,198               .007

   Daniel G. DeVos                          15,745               .050

   Allen H. Ford                            25,000               .079

   Russell R. Gifford                       16,240               .051

   Spencer H. Heine                          5,000               .016

   Herman J. Russell                         8,733               .028

   James C. Mastandrea                     915,559(2)           2.874
      (also an Executive Officer)


EXECUTIVE OFFICERS

   Steven M. Edelman                       117,670(3)            .331

   Paul F. Levin                           104,728(4)            .372

   John J. Dee                             108,022(5)            .342

   Thomas T. Kmiecik                        76,304(6)            .241


All Trustees and executive officers      1,423,478(7)           4.400
as a group (13 persons)
--------------------

(1) Pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, a person is deemed to be a beneficial owner if he has or shares voting power or investment authority in respect of such security or has the right to acquire beneficial ownership within 60 days.

     The amounts shown in the above table do not purport to represent beneficial ownership except as determined in accordance with this Rule. Each Trustee and executive officer has sole voting and investment power with respect to the amounts shown or shared voting and investment powers with his spouse, except for restricted shares which have only voting power and no investment power.

(2) Includes 565,890 Shares of restricted stock over which Mr. Mastandrea has sole voting power but no investment power, 286,441 Shares that Mr. Mastandrea has the vested right to acquire through the exercise of options, and 3,000 Preferred Shares.

(3) Includes 55,000 Shares of restricted stock over which Mr. Edelman has sole voting power but no investment power and 55,307 Shares that Mr. Edelman has the vested right to acquire through the exercise of options.

(4) Includes 50,000 Shares of restricted stock over which Mr. Levin has sole voting power but no investment power and 51,617 Shares that Mr. Levin has the vested right to acquire through the exercise of options.

(5) Includes 50,500 Shares of restricted stock over which Mr. Dee has sole voting power but no investment power and 52,307 Shares that Mr. Dee has the vested right to acquire through the exercise of options.

(6) Includes 30,000 Shares of restricted stock over which Mr. Kmiecik has sole voting power but no investment power and 44,647 Shares that Mr. Kmiecik has the vested right to acquire through the exercise of options.

(7) Includes 490,319 Shares which executive officers have the vested right to acquire through the exercise of options and 751,390 Shares of restricted stock.

                               IMPORTANT

     Tell your Board what you think! Your vote is important. No matter how many Shares you own, please give Gotham your proxy FOR approving the Gotham Proposal, FOR the election of the Gotham Nominees and AGAINST the Current Board's Proposal by taking three steps:

1.   SIGNING the enclosed WHITE proxy card,

2.   DATING the enclosed WHITE proxy card, and

3. MAILING the enclosed WHITE proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

     If any of your Shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such Shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute the WHITE proxy card representing your Shares. Gotham urges you to confirm in writing your instructions to Gotham in care of Beacon Hill Partners, Inc. at the address provided below so that Gotham will be aware of all instructions given and can attempt to ensure that such instructions are followed.

     If you have any questions or require any additional information concerning this Proxy Statement, please contact Beacon Hill Partners, Inc. at the address set forth below.

                      BEACON HILL PARTNERS, INC.
                            90 BROAD STREET
                       NEW YORK, NEW YORK 10004
                     (212) 843-8500 (CALL COLLECT)
                                  OR
                     CALL TOLL-FREE (800) 253-3814

                           WHITE PROXY CARD

                  ANNUAL MEETING OF BENEFICIARIES OF
        FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
                     TO BE HELD ON APRIL 14, 1998

      THIS PROXY IS SOLICITED ON BEHALF OF GOTHAM PARTNERS, L.P.

     The undersigned appoints William A. Ackman and David P. Berkowitz, and each of them acting alone, attorneys and agents with full power of substitution, as proxy of the undersigned (the "Proxy Agents"), to attend the Annual Meeting (the "Annual Meeting") of the Beneficiaries of First Union Real Estate Equity and Mortgage Investments (the "Company") to be held in the Forum Conference Center, located at One Cleveland Center, Cleveland, Ohio, on April 14, 1998, commencing at 10:00 A.M., Eastern Daylight Time, and at any and all adjournments or postponements thereof and any special meeting called in lieu thereof, and to vote all shares of Beneficial Interest, par value $1.00 per share (the "Shares"), of the Company, as designated on the reverse side of this proxy, with all powers the undersigned would possess if personally present at the meeting, as follows:

              (Please mark an "X" in the appropriate box)

                   GOTHAM PARTNERS, L.P. RECOMMENDS
               A VOTE FOR THE FOLLOWING TRUSTEE NOMINEES

1. ELECTION OF TRUSTEES: To elect Mr. William A. Ackman, David P. Berkowitz and Mr. James A. Williams to succeed the current Class II members of the Board of Trustees of the Company.


      |_| FOR  ALL  NOMINEES  LISTED     |_| WITHHOLD  AUTHORITY  TO  VOTE
          ABOVE  (EXCEPT  AS  MARKED         FOR ALL NOMINEES LISTED ABOVE
          TO THE CONTRARY BELOW)


     INSTRUCTION: To withhold authority to vote for the election of any nominee(s), write the name(s) of such nominee(s) in the following space:


                   GOTHAM PARTNERS, L.P. RECOMMENDS
                   A VOTE FOR THE FOLLOWING PROPOSAL

2.   PROPOSAL OF GOTHAM PARTNERS, L.P.: To adopt the following:

     RESOLVED, in accordance with Article VIII, Section 8.1 of the Company's Declaration of Trust, as amended, (i) that the number of Trustees constituting the full Board of Trustees of the Company shall be determined to be fixed at fifteen (an increase of six members); and
(ii) that two of the newly-created seats of the Board of Trustees of the Company be assigned to each of Class I, Class II and Class III; and (iii) that, in addition to electing the three Trustees to fill the seats of the three Trustees in Class II whose terms are expiring, the Beneficiaries of the Company shall also elect six Trustees (two Trustees to each of Class I, Class II and Class III) to serve in the newly-created seats.

      |_| For              |_| Against               |_| Abstain

                   GOTHAM PARTNERS, L.P. RECOMMENDS
               A VOTE FOR THE FOLLOWING TRUSTEE NOMINEES

3. ELECTION OF TRUSTEES: To elect Daniel Shuchman and Steven S. Snider to the newly-created Class I seats on the Board of Trustees of the Company, Mary Ann Tighe and Stephen J. Garchik to the newly-created Class II seats on the Board of Trustees of the Company, and David S. Klafter and Daniel J. Altobello to the newly-created Class III seats on the Board of Trustees of the Company.

      |_| FOR  ALL  NOMINEES  LISTED     |_| WITHHOLD  AUTHORITY  TO  VOTE
          ABOVE  (EXCEPT  AS  MARKED        FOR ALL NOMINEES LISTED ABOVE
          TO THE CONTRARY BELOW)

     INSTRUCTION: To withhold authority to vote for the election of any nominee(s), write the name(s) of such nominee(s) in the following space:

                  GOTHAM PARTNERS, L.P. RECOMMENDS A
                  VOTE AGAINST THE FOLLOWING PROPOSAL

4. PROPOSAL OF THE COMPANY: To fix the number of Trustees at twelve with one vacancy to be added to each existing class of Trustees.

      |_| For              |_| Against               |_| Abstain


5. IN THEIR DISCRETION, EACH OF THE PROXY AGENTS IS AUTHORIZED TO VOTE UPON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

     The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the Shares held by the undersigned, and hereby ratifies and confirms all actions the herein named Proxy Agents, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this proxy will be voted as directed above. If no direction is indicated with respect to the above proposals, this proxy will be voted FOR the election of all Gotham Nominees, FOR the proposal set forth in Item 2 above, AGAINST the proposal set forth in Item 4 above and in the manner set forth in
Item 5 above.

     This proxy will be valid until the sooner of one year from the date indicated below and the completion of the Annual Meeting.


                         DATED:  _______________________, 1998.

                         PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS
                         PROXY.


                         --------------------------------------------
                                          (Signature)


                         --------------------------------------------
                                  (Signature, if held jointly)


                         --------------------------------------------
                                            (Title)

                         WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS
                         SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS,
                         TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY
                         IN WHICH SIGNING.

IMPORTANT: PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

IF YOU NEED ASSISTANCE WITH THIS PROXY CARD, PLEASE CALL BEACON HILL PARTNERS, INC. TOLL-FREE (800) 253-3814 or (212) 843-8500 (CALL
COLLECT).